Exhibit 10.3

CLIFFORD CHANCE LLP

EXECUTION VERSION

THE SYMBOL "[*]" DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DATED 16 APRIL 2024

INTERNATIONAL FLEET FINANCING NO. 2 B.V.

AS ISSUER, Dutch NOTEHOLDER, FCT noteholder, GERMAN

NOTEHOLDER, SPANISH NOTEHOLDER, ITALIAN NOTEHOLDER, CHARGOR

and a securitisation company shareholder

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED

AS a securitisation company shareholder

HERTZ AUTOMOBIELEN NEDERLAND B.V.

AS DUTCH OPCO, DUTCH LESSEE, dutch administrator and DUTCH

SERVICER

STUURGROEP FLEET (NETHERLANDS) B.V.

AS DUTCH FLEETCO AND DUTCH LESSOR

STUURGROEP HOLLAND B.V.

AS a securitisation company shareholder

STUURGROEP FLEET (NETHERLANDS) B.V. SUCURSAL EN ESPAÑA

AS SPANISH FLEETCO AND SPANISH LESSOR

HERTZ FRANCE S.A.S.

AS FRENCH OPCO, FRENCH LESSEE, FRENCH ADMINISTRATOR, FRENCH

SERVICER and securitisation company shareholder

RAC FINANCE S.A.S.

AS FRENCH FLEETCO AND FRENCH LESSOR

HERTZ DE ESPAÑA S.L.U.

AS SPANISH OPCO, SPANISH LESSEE, SPANISH ADMINISTRATOR AND

SPANISH SERVICER

HERTZ AUTOVERMIETUNG GMBH

AS GERMAN OPCO, GERMAN LESSEE AND GERMAN SERVICER

HERTZ FLEET LIMITED

AS GERMAN FLEETCO AND GERMAN LESSOR

CLIFFORD CHANCE LLP

IFM SPV S.R.L.

as italian fleetco and italian lessor

HERTZ EUROPE LIMITED

AS ISSUER ADMINISTRATOR AND GERMAN ADMINISTRATOR

THE HERTZ CORPORATION
AS THC AND GUARANTOR

BNP PARIBAS, LUXEMBOURG BRANCH
AS REGISTRAR

TMF SFS MANAGEMENT B.V.
AS ISSUER BACK-UP ADMINISTRATOR, DUTCH BACK-UP ADMINISTRATOR,

FRENCH BACK-UP ADMINISTRATOR, GERMAN BACK-UP ADMINISTRATOR,

SPANISH BACK-UP ADMINISTRATOR AND ITALIAN BACK-UP

ADMINISTRATOR

EUROTITRISATION S.A.

AS fct management company on behalf of fct yellow car

BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee, Dutch Security Trustee, French

Security Trustee, German Security Trustee AND Spanish Security

Trustee

BNP PARIBAS S.A.

ACTING THROUGH ITS SECURITES SERVICES BUSINESS

AS fct paying agent

BNP PARIBAS S.A.

ACTING THROUGH ITS SECURITES SERVICES BUSINESS

as fct registrar

BNP PARIBAS S.A.

ACTING THROUGH ITS SECURITES SERVICES BUSINESS

AS fct custodian

BNP PARIBAS S.A.

ACTING THROUGH ITS SECURITES SERVICES BUSINESS

AS fct account bank

BNP paribas S.A.

AS french account bank

BNP PARIBAS S.A., DUBLIN BRANCH

as Issuer Account Bank and German Account Bank (Irish Branch)

BNP PARIBAS S.A., DUBLIN BRANCH

as Italian notes custodian

CLIFFORD CHANCE LLP

BNP PARIBAS S.A., NETHERLANDS BRANCH

as Dutch Account Bank

BANCA NAZIONALE DEL LAVORO S.P.A.

as Italian Account Bank

BNP PARIBAS, ITALIAN BRANCH

as ITALIAN PAYING AGENT AND ITALIAN PAYMENT Account Bank

BANCA FINANZIARIA INTERNAZIONALE S.P.A.

AS ITALIAN FLEETCO CORPORATE SERVICES PROVIDER and italian

master servicer

APEX GROUP TRUSTEE SERVICES LIMITED

as trustee of the Hertz Funding France Trust and a

securitisation company shareholder

BNP PARIBAS S.A.

AS FRENCH LENDER AND FCT SERVICER

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

AS ADMINISTRATIVE AGENT, CLASS A COMMITTED NOTE PURCHASER AND

CLASS A FUNDING AGENT

TMF FRANCE SAS

AS tmf s.a.s

TMF FRANCE MANAGEMENT S.à.R.L

AS tmf s. À.r.l

KPMg Advisory sas

AS dutch LIQUIDATION CO-ORDINATOR, french liquidation co-

ordinator, german liquidation co-ordinator, spanish

liquidation co-ordinator AND ITALIAN liquidation co-ordinator

BARCLAYS BANK PLC

AS CLASS A COMMITTED NOTE PURCHASER AND CLASS A FUNDING AGENT

MATCHPOINT FINANCE PUBLIC LIMITED COMPANY

AS CLASS A CONDUIT INVESTOR AND CLASS A COMMITTED NOTE

PURCHASER

BNP PARIBAS S.A.

AS CLASS A FUNDING AGENT

DEUTSCHE BANK AG, LONDON BRANCH

AS CLASS A COMMITTED NOTE PURCHASER AND CLASS A FUNDING AGENT

CLIFFORD CHANCE LLP

HSBC CONTINENTAL EUROPE (formerly known as hsbc france)

AS CLASS A COMMITTED NOTE PURCHASER AND CLASS A FUNDING AGENT

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.

AS CLASS A CONDUIT INVESTOR AND CLASS A COMMITTED NOTE

PURCHASER

NATIXIS S.A.

AS CLASS A FUNDING AGENT

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY

aS Class A Conduit Investor

ROYAL BANK OF CANADA, london branch

aS Class A Committed Note Purchaser and Class A Funding Agent

GRESHAM RECEIVABLES (NO. 32) UK LIMITED

AS CLASS A CONDUIT INVESTOR AND CLASS A COMMITTED NOTE

PURCHASER

LLOYDS BANK PLC

AS CLASS A FUNDING AGENT

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

AS CLASS A COMMITTED NOTE PURCHASER AND CLASS A FUNDING AGENT

HERTZ HOLDINGS NETHERLANDS 2 B.V.

AS HHN2, Subordinated Noteholder, Subordinated Note Registrar,

CHARGOR and a securitisation company shareholder

and

HERTZ INTERNATIONAL LIMITED

as HIL

AMENDMENT DEED IN RESPECT OF CERTAIN ISSUER LEVEL RELATED DOCUMENTS

CLIFFORD CHANCE LLP

Contents

Clause	Page

1.	Defined Terms and Interpretation	12

2.	Seventh Amendment Date	17

3.	Amendment of the Original Issuer Facility Agreement	18

4.	Amendment of the Original Master Definitions and Constructions Agreement	19

5.	Amendment of the Original Tax Deed of Covenant	26

6.	Acknowledgement of the parties to the FCT Note Purchase Agreement	34

7.	Interest rate caps	35

8.	Class A Notes	35

9.	Certification by the Issuer	35

10.	Representations and Warranties	35

11.	Further Assurance and Continuing Security	37

12.	Notices	40

13.	Partial Invalidity	41

14.	Remedies and Waivers	41

15.	Costs and Expenses	42

16.	Modifications	42

17.	Counterparts	42

18.	Security Trustee Provisions	42

19.	Governing Law	44

20.	Enforcement	44

Schedule 1 Conditions Precedent		47

Schedule 2 Notice Details		52

Schedule 3 Temporary Increase Period – Amended Schedule 2 – Part 6 to the Issuer Facility Agreement		68

Schedule 4 Amended Schedule 2 – Part 6 to the Issuer Facility agreement		71

Execution Page		74

THIS AMENDMENT DEED is made on 16 April 2024

BETWEEN:

1.	INTERNATIONAL FLEET FINANCING NO. 2 B.V., a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and its office at Fourth Floor, 3 George's Dock, IFSC, Dublin 1, Ireland, registered with the Trade Register of the Dutch Chamber of Commerce under the number 34394429 ("Issuer", "Dutch Noteholder", "FCT Noteholder", "German Noteholder", "Spanish Noteholder", "Italian Noteholder", "Chargor" and a "Securitisation Company Shareholder");

2.	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, a private company limited by shares incorporated and existing under the laws of Ireland with registered number 318390, whose registered office is at Fourth Floor, 3 George's Dock, IFSC, Dublin 1, Ireland ("Wilmington" as a "Securitisation Company Shareholder");

3.	HERTZ AUTOMOBIELEN NEDERLAND B.V., a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and its office at Scorpius 120, 2132 LR Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under the number 34049337 ("Dutch OpCo", "Dutch Lessee", "Dutch Administrator" and "Dutch Servicer");

4.	STUURGROEP FLEET (NETHERLANDS) B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Amsterdam, the Netherlands, and its office at Scorpius 120, 2132 LR Hoofddorp. the Netherlands, registered with the Dutch Trade Register of the Chamber of Commerce under number 34275100 ("Dutch FleetCo" and "Dutch Lessor");

5.	STUURGROEP HOLLAND B.V., a private company with limited liability incorporated and existing under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat in Amsterdam, the Netherlands, and its office at Scorpius 120, 2132 LR Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34056220 (as a "Securitisation Company Shareholder" and "Pledgor");

6.	STUURGROEP FLEET (NETHERLANDS) B.V. SUCURSAL EN ESPAÑA, Spanish branch of Dutch FleetCo incorporated and existing under the laws of Spain, whose registered office is at calle Jacinto Benavente, 2, Edificio B, 3ª planta, Las Rozas de Madrid, Madrid, Spain and registered with the Commercial Registry of Madrid under Volume 37748, Book M-672439, Folio 1 ("Spanish Fleetco" and "Spanish Lessor");

7.	HERTZ FRANCE S.A.S., a société par actions simplifiée incorporated and existing under the laws of France, registered with the Commercial and Company Registry of Versailles under number 377 839 667, whose registered office is at Immeuble Diagonale Sud 6 Avenue Gustave Eiffel Bâtiment A1, 78180, Montigny-le-Bretonneux, France ("French OpCo", "French Lessee", "French Administrator", "French Servicer" and as a "Securitisation Company Shareholder");

8.	RAC FINANCE S.A.S., a société par actions simplifiée incorporated and existing under the laws of France, registered with the Commercial and Company Registry of Versailles under number 487 581 498, whose registered address is at Immeuble Diagonale Sud 6 Avenue Gustave Eiffel Bâtiment A1, 78180, Montigny-le-Bretonneux, France ("French Fleetco" and "French Lessor");

9.	HERTZ DE ESPAÑA S.L.U., a limited liability company incorporated and existing under the laws of Spain, with registered office at calle Jacinto Benavente 2, Edificio B, 3ª planta, Las Rozas, Madrid, Spain and Spanish Tax Id number B-28121549 ("Spanish OpCo", "Spanish Lessee", "Spanish Administrator" and "Spanish Servicer");

10.	HERTZ AUTOVERMIETUNG GMBH, incorporated and existing under the laws of Germany with registered number HRB 52255 in the Commercial Register (Handelsregister) of the Local Court (Amtsgericht) of Frankfurt am Main, a company with limited liability (Gesellschaft mit beschränkter Haftung) incorporated in Germany with its principal place of business in Germany, whose registered office is at Grenzweg 2, 65451 Kelsterbach, Germany ("German OpCo", "German Lessee" and "German Servicer");

11.	HERTZ FLEET LIMITED, a company with limited liability incorporated and existing under the laws of Ireland, with registered number 412465, whose registered office is at Hertz Europe Service Centre, Swords Business Park, Swords, Co. Dublin, Ireland ("German FleetCo" and "German Lessor");

12.	EUROTITRISATION S.A., a société anonyme incorporated and existing under the laws of France, duly licensed as a portfolio management company (société de gestion de portefeuille) under number GP 14000029 authorized to manage alternative investment funds, having its registered office at 12, rue James Watt 93200, Saint-Denis, France, registered with the Trade and Companies Registry of Bobigny (Registre du Commerce et des Societes de Bobigny) under number B 352 458 368 or, as the case may be, any other institution which would be subsequently appointed as management company in accordance with the terms of the FCT Regulations ("FCT Management Company on behalf of FCT Yellow Car");

13.	HERTZ FLEET ITALIANA S.R.L, a limited liability company (società a responsabilità limitata) incorporated under the laws of the Republic of Italy, with its registered address at Via Galileo Galilei 2, 39100 Bolzano (BZ), Italy, registered with with the companies register of Bolzano number 09536331003 ("Italian Fleet Seller", "Italian Administrator" and "Italian Fleet Servicer");

14.	HERTZ ITALIANA S.R.L, a limited liability company (società a responsabilità limitata) incorporated in the Republic of Italy, with registered office at Via del Casale Cavallari, 204 – 00145 Rome, share capital fully paid up equal to Euro 1,635,000, vat number, tax code and number of registration with the register of companies of Rome n. 00433120581, subject to the activity of direction and coordination (soggetta all'attività di direzione e coordinamento) pursuant to article 2497 of the Italian civil code ("Italian OpCo" and "Italian Lessee");

15.	IFM SPV S.R.L., a limited liability company (società a responsabilità limitata), incorporated and existing under the laws of Italy, pursuant to the Italian Securitisation Law, whose registered office is at Via Galileo Galilei 2, 39100 Bolzano (BZ), Italy, fully paid quota capital of Euro 10,000, fiscal code and registration No. with the companies register of Bolzano number 03185110214, enrolled in the elenco delle società veicolo held by the Bank of Italy pursuant to the resolution of the Bank of Italy dated 7 June 2017 and having as its corporate object the realisation of securitisation transactions pursuant to articles 7 and 7.2 of the Italian Securitisation Law ("Italian FleetCo" and "Italian Lessor");

16.	HERTZ EUROPE LIMITED, a company incorporated and existing under the laws of England and Wales, with registered number 01008739, whose registered address is at Hertz House, 11 Vine Street, Uxbridge UB8 1QE, United Kingdom ("Issuer Administrator" and "German Administrator");

17.	THE HERTZ CORPORATION, a company incorporated and existing under the laws of Delaware acting through its offices at 8501 Williams Road, Estero, Florida 33928, U.S.A. ("THC" and "Guarantor");

18.	BNP PARIBAS S.A., a société anonyme incorporated under the laws of France, whose registered office is located at 16, boulevard des italiens 75009 Paris, (France), registered with the Trade and Companies Registry of Paris (France) under number 662 042 449, licensed as a credit institution (établissement de crédit) by the French Autorité de contrôle prudentiel et de résolution and acting through its Securities Services business ("FCT Account Bank", "FCT Paying Agent", "FCT Registrar" and "FCT Custodian");

19.	BNP PARIBAS S.A., a société anonyme incorporated under the laws of France under registration number 662 042 449 RCS Paris, having its registered office at 16, boulevard des Italiens, 75009 Paris, France, whose representative is duly authorised for the purpose of executing this Deed (the "FCT Servicer" and "French Lender");

20.	BNP PARIBAS TRUST CORPORATION UK LIMITED, a company incorporated and existing under the laws of England and Wales, with registered number 04042668, whose registered address is at 10 Harewood Avenue, London NW1 6AA, United Kingdom ("Issuer Security Trustee", "Dutch Security Trustee", "French Security Trustee", "German Security Trustee" and "Spanish Security Trustee");

21.	BNP PARIBAS S.A., a société anonyme incorporated under the laws of France under registration number 662 042 449 RCS Paris, having its registered office at 16, boulevard des Italiens, 75009 Paris, France ("French Account Bank");

22.	BNP PARIBAS S.A., DUBLIN BRANCH, incorporated and existing under the laws of France, with registered number 662 042 449, acting through its Dublin Branch, whose registered address is at Termini, 3 Arkle Road, Sandyford, Dublin, D18 C9C5, and its registration number in Ireland 903258 ("Issuer Account Bank" and "German Account Bank (Irish Branch));

23.	BNP PARIBAS S.A., DUBLIN BRANCH, incorporated and existing under the laws of France, with registered number 662 042 449, acting through its Dublin Branch, whose registered address is at Termini, 3 Arkle Road, Sandyford, Dublin, D18 C9C5, and its registration number in Ireland 903258 ("Italian Notes Custodian");

24.	BNP PARIBAS S.A., NETHERLANDS BRANCH, established in Paris, France acting for this purpose through its branch in the Netherlands, whose registered address is at Herengracht 595, 1017 CE Amsterdam, the Netherlands and registered with the trade register of the Dutch Chamber of Commerce under the number 33148246 ("Dutch Account Bank");

25.	APEX GROUP TRUSTEE SERVICES LIMITED, incorporated and existing under the laws of Jersey, with registered number 112368, whose registered office is IFC 5, St. Helier, Jersey, JE1 1ST, in its capacity as trustee of the Hertz Funding France Trust ("Trustee of the Hertz Funding France Trust" and as a "Securitisation Company Shareholder");

26.	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a company incorporated and existing under the laws of France, with registered number 204187701 ("Administrative Agent", "Class A Committed Note Purchaser" and "Class A Funding Agent");

27.	TMF SFS MANAGEMENT B.V., a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and its office at Herikerbergweg 238, Luna Arena, 1101 CM Amsterdam, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under the number 33065236 ("Issuer Back-Up Administrator", "Dutch Back-Up Administrator", "French Back-Up Administrator", "German Back-Up Administrator", "Spanish Back-Up Administrator" and "Italian Back-Up Administrator");

28.	TMF FRANCE MANAGEMENT S. À.R.L. a limited liability company, whose registered address is at 3-5, rue Saint George, 75009 Paris, France ("TMF Sàrl");

29.	TMF FRANCE S.A.S. a limited liability company, whose registered office is at 3-5, rue Saint George, 75009 Paris, France ("TMF SAS");

30.	KPMG ADVISORY SAS, a société par actions simplifiée, incorporated and existing under the laws of France, with registered number 903 526 168, whose registered address is at Tour Eqho - 2 avenue Gambetta - 92066 Paris La Défense Cedex (France) (the "Dutch Liquidation Co-ordinator", "French Liquidation Co-ordinator", "German Liquidation Co-ordinator", "Spanish Liquidation Co-ordinator" and "Italian Liquidation Co-ordinator");

31.	BNP PARIBAS S.A., LUXEMBOURG BRANCH, a société anonyme (public limited company) incorporated under the laws of France, registered with the Registre du Commerce et des Sociétés Paris (Trade and Companies' Register) under number 662 042 449, authorised by the Autorité de Contrôle Prudentiel et de Résolution (ACPR) and supervised by the Autorité des Marchés Financiers (AMF), whose registered office is at 16 Boulevard des Italiens, 75009 Paris, France, and acting through its Luxembourg branch whose office is at 60, avenue J.F. Kennedy, L-1855 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Trade and Companies' Register under number B23968 (the "Registrar");

32.	MATCHPOINT FINANCE PUBLIC LIMITED COMPANY, a company incorporated and existing under the laws of Ireland, with registered number 386704 whose registered address is at Charlotte House, Charlemont Street, Dublin 2, D02 NV26, Ireland ("Class A Conduit Investor" and "Class A Committed Note Purchaser");

33.	BNP PARIBAS S.A., a société anonyme incorporated under the laws of France under registration number 662 042 449 RCS Paris, having its registered office at 16, boulevard des Italiens, 75009 Paris, France ("Class A Funding Agent");

34.	DEUTSCHE BANK AG, LONDON BRANCH, a company incorporated and existing under the laws of England and Wales with registered number BR000005, whose registered address is at 21 Moorfields, London,EC2Y 9DB United Kingdom ("Class A Committed Note Purchaser" and "Class A Funding Agent");

35.	BARCLAYS BANK PLC, a company incorporated and existing under the laws of England and Wales, with registered number 01026167, whose registered address is at 1 Churchill Place London E14 5HP, United Kingdom (acting through its investment bank) ("Class A Committed Note Purchaser" and "Class A Funding Agent");

36.	HSBC CONTINENTAL EUROPE (FORMERLY KNOWN AS HSBC FRANCE), a société anonyme incorporated under French law, duly authorised as a credit institution (établissement de crédit), registered with the Trade and Companies Registry (Registre du Commerce et des Sociétés) of Paris under number 775 670 284, whose registered office is located at 38, avenue Kléber, 75116 Paris, France ("Class A Committed Note Purchaser" and "Class A Funding Agent");

37.	MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., a company incorporated and existing under the laws of France, with registered number 520563479, whose registered address is at 127 rue Amelot, 75011 Paris, France ("Class A Conduit Investor" and "Class A Committed Note Purchaser");

38.	NATIXIS S.A., a company incorporated and existing under the laws of France, with registered number 542044524, whose registered address is at 30, avenue Pierre Mendès-France, 75013 Paris, France ("Class A Funding Agent");

39.	IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, a company incorporated and existing under the laws of Ireland, with registered number 408606, whose registered address is at 1st floor, 1-2 Victoria Buildings, Haddington Road, Dublin 4, Ireland ("Class A Conduit Investor");

40.	ROYAL BANK OF CANADA, LONDON BRANCH a Canadian chartered bank duly organised and validly existing under the laws of Canada acting through its London branch at 100 Bishopsgate, London EC2N 4AA, United Kingdom ("Class A Committed Note Purchaser" and "Class A Funding Agent");

41.	GRESHAM RECEIVABLES (NO. 32) UK LIMITED, a private limited company incorporated and existing under the laws of England and Wales, with registered number 07805880, whose registered address is at C/O Wilmington Trust SP Services (London) Limited Third Floor, 1 King's Arms Yard, London, EC2R 7AF, United Kingdom ("Class A Conduit Investor" and "Class A Committed Note Purchaser");

42.	LLOYDS BANK PLC, a public limited company incorporated and existing under the laws of England and Wales, with registered number 00002065, whose registered address is at 25 Gresham Street, London, EC2V 7HN, United Kingdom ("Lloyds" and "Class A Funding Agent");

43.	BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, a company incorporated under the laws of Ireland with company number 229165, having its registered office at Two Park Place Hatch Street Dublin 2 ("Bank of America", "Class A Committed Note Purchaser" and "Class A Funding Agent");

44.	BANCA FINANZIARIA INTERNAZIONALE S.P.A., breviter Banca Finint S.p.A., a bank incorporated as a joint stock company (società per azioni) under the laws of the Republic of Italy with a sole shareholder, having its registered office in Via V. Alfieri, 1, 31015 Conegliano (TV), Italy, share capital of Euro 71,817,500.00 fully paid up, tax code and enrolment in the companies' register of Treviso-Belluno no. 04040580963, VAT Group "Gruppo IVA FININT S.P.A." – VAT no. 04977190265, registered in the banks' register held by the Bank of Italy pursuant to article 13 of the Consolidated Banking Act under no. 5580 and in the register of the banking group held by the Bank of Italy as parent company of the Banca Finanziaria Internazionale Banking Group, member of the "Fondo Interbancario di Tutela dei Depositi" and of the "Fondo Nazionale di Garanzia" ("Italian FleetCo Corporate Services Provider", and "Italian Master Servicer");

45.	BNP PARIBAS, ITALIAN BRANCH, incorporated and existing under the laws of France, with registered number 662 042 449, acting through its Italian Branch, whose registered address is at Piazza Lina Bo Bardi n. 3, Milan, and enrolled in the register of the banks held by the Bank of Italy under no. 5482, Fiscal code and VAT code no. 04449690157, REA n. 731270 ("Italian Paying Agent”, and “Italian Payment Account Bank”);

46.	BANCA NAZIONALE DEL LAVORO S.P.A. a company incorporated under the laws of the Italy, having its registered office at Rome (RM), Viale Altiero Spinelli, 30, 00157, fiscal code and enrolment with the companies register of Rome number 09339391006, with a fully paid-up share capital of Euro 2,076,940,000.00, acting in its capacity as Italian account bank pursuant to the Cash Allocation, Management and Payments Agreement (in such capacity, the "Italian Account Bank");

47.	HERTZ HOLDINGS NETHERLANDS 2 B.V., a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and its office at Scorpius 120, 2132 LR Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under the number 24134976 ("HHN2", "Subordinated Noteholder", "Subordinated Note Registrar", "Chargor", a "Securitisation Company Shareholder" and "Retention Holder"); and

48.	HERTZ INTERNATIONAL LIMITED, a private company with limited liability incorporated in Delaware (“HIL”),

each, a "Party" and, together, the "Parties" to this Deed.

WHEREAS:

(A)	Certain Parties to this Deed entered into certain Related Documents governed by English law, including the Original Issuer Facility Agreement, the Original Master Definitions and Constructions Agreement and the Original Tax Deed of Covenant, (each as defined in Clause 1.1 (Defined Terms) below).

(B)	Pursuant to Clause 11.10 and paragraph 2 of Annex 2 of the Issuer Facility Agreement, the Parties hereto have agreed to amend the terms of the Original Issuer Facility Agreement, the Original Tax Deed of Covenant and the Original Master Definitions and Constructions Agreement, with effect from the Seventh Amendment Date (as defined in Clause 1.1 (Defined Terms) below).

(C)	As provided in Clause 18 of this Deed and in accordance with clause 7.2 of the Issuer Security Trust Deed and clause 7.2 of each of the FleetCo Security Trust Deeds, (i) the Required Noteholders have instructed the Issuer Security Trustee and (ii) the Issuer Security Trustee (in accordance with the instructions of the Required Noteholders) has instructed the FleetCo Security Trustees to enter into this Deed.

THE PARTIES AGREE as follows:

1.	Defined Terms and Interpretation

1.1	Defined Terms

Unless otherwise defined in this Deed or the context requires otherwise, capitalised words and expressions used in this Deed have the meanings ascribed to them in the master definitions and constructions agreement dated 25 September 2018 as amended by way of an amendment deed on 8 November 2019, 23 December 2020, 29 April 2021, 21 December 2021, 21 June 2022, 20 December 2022 and most recently on 22 September 2023 and signed for identification by, amongst others, the Issuer and the Issuer Security Trustee (the "Original Master Definitions and Constructions Agreement"). In addition:

"Amendment Agreements" means the Issuer Amendment Deed and the Italian Amendment Agreement.

"Dutch Supplemental Security Documents" means the Fourth Ranking Deed of Pledge of Registered Shares, Fourth Ranking Deed of Pledge of Convertible Notes, Dutch Fourth Ranking Deed of Pledge of Registered Shares, Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles and Dutch Fourth Ranking Receivables Pledge.

"Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles" means the fourth ranking deed of non-possessory pledge of vehicles dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo as pledgor in respect of the Dutch Vehicles and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

"Dutch Fourth Ranking Deed of Pledge of Registered Shares" means the fourth ranking deed of pledge of registered shares of Dutch FleetCo dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo, Stuurgroep Holland B.V. and the Dutch Security Trustee.

"Dutch Fourth Ranking Receivables Pledge" means the fourth ranking deed of pledge of receivables dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo as pledgor and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

"FleetCo Security Trust Deeds" means the Dutch Security Trust Deed, the French Security Trust Deed, the German Security Trust Deed and the Spanish Security Trust Deed.

"Fourth German Account Pledge Agreement" means the fourth account pledge agreement dated on or about the Seventh Amendment Date between German FleetCo and the German Security Trustee.

"Fourth Ranking Deed of Pledge of Convertible Notes" means the fourth ranking deed of pledge of convertible notes of the Issuer dated on or about the Seventh Amendment Date, granted by Hertz Holdings Netherlands 2 B.V..

"Fourth Ranking Deed of Pledge of Registered Shares" means the fourth ranking deed of pledge of registered shares of the Issuer dated on or about the Seventh Amendment Date, granted by Hertz Holdings Netherlands 2 B.V. and Wilmington Trust SP Services (Dublin) Limited.

"Fourth Ranking French Bank Accounts Pledge Agreement" means a fourth ranking bank accounts pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

"Fourth Ranking French On-Going Business Pledge Agreement" means a fourth ranking on-going business pledge agreement (convention de nantissement de fonds de commerce) dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

"Fourth Ranking French Receivables Pledge Agreement" means a fourth ranking receivables pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

"Fourth Ranking French Share Pledge Agreement" means a fourth ranking French share pledge agreement between the French OpCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee in relation to the shares of the FleetCo.

"Fourth Ranking French Share Pledge Documents" means the Fourth Ranking French Statement of Pledge and the Fourth Ranking French Share Pledge Agreement.

"Fourth Ranking French Statement of Pledge" means the statement of pledge in relation to the Fourth Ranking French Share Pledge Agreement.

"Fourth Ranking French Vehicle Pledge Agreement" means a fourth ranking vehicle pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

"French Supplemental Security Documents" means the Fourth Ranking French Bank Accounts Pledge Agreement, Fourth Ranking French On-Going Business Pledge Agreement, Fourth Ranking French Share Pledge Agreement, the Fourth Ranking French Receivables Pledge Agreement and the Fourth Ranking French Vehicle Pledge Agreement.

"Issuer Amendment Deed" means this Deed.

"Italian Amendment Agreement" means the master amendment agreement entered into by, amongst others, the Issuer, the Italian OpCo and the Issuer Security Trustee dated on or about the Seventh Amendment Date.

"Original Issuer Facility Agreement" means the Issuer Facility Agreement between, amongst others, the Issuer, Issuer Administrator and the Issuer Security Trustee dated 25 September 2018 as amended by an amendment deed dated 8 November 2019, as amended and restated on 29 April 2021, 21 December 2021, 21 June 2022, 20 December 2022 and as further amended and restated on 22 September 2023.

"Original Tax Deed of Covenant" means the Tax Deed of Covenant between, amongst others, the Issuer and the Issuer Security Trustee dated 25 September 2018, as amended and restated on 29 April 2021, 21 December 2021, 20 December 2022 and as further amended and restated on 22 September 2023.

"Seventh Amendment Date" has the meaning given to it in Clause 2 (Seventh Amendment Date).

"Spanish Additional Extension and Ratification Agreement" means the Spanish law governed deed of extension and ratification of the Spanish Vehicle Pledge Agreement, the Spanish Bank Account Pledge Agreement, the Spanish Pledge over Credit Rights and the Spanish Pledge over VAT Receivables dated on or about the Seventh Amendment Date between, amongst others, the Spanish FleetCo and the Spanish Security Trustee.

"Supplemental Security Documents" means each of the following documents:

(a)	Third Supplemental Issuer Security Trust Deed;

(b)	Third Supplemental Dutch Security Trust Deed;

(c)	Third Supplemental French Security Trust Deed;

(d)	Third Supplemental Spanish Security Trust Deed;

(e)	Third Supplemental German Security Trust Deed;

(f)	Fourth Ranking Deed of Pledge of Registered Shares;

(g)	Fourth Ranking Deed of Pledge of Convertible Notes;

(h)	Dutch Fourth Ranking Deed of Pledge of Registered Shares;

(i)	Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles;

(j)	Dutch Fourth Ranking Receivables Pledge;

(k)	Fourth Ranking French Bank Accounts Pledge Agreement;

(l)	Fourth Ranking French On-Going Business Pledge Agreement;

(m)	Fourth Ranking French Share Pledge Agreement;

(n)	Fourth Ranking French Receivables Pledge Agreement;

(o)	Fourth Ranking French Vehicle Pledge Agreement; and

(p)	Fourth German Account Pledge Agreement.

“Temporary Increase Period Expiry Date” means 11.59 p.m. on 30 November 2024.

“Temporary Increase Period” means the period from and including the Seventh Amendment Date to and including the Temporary Increase Period Expiry Date.

"Third Supplemental Dutch Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Dutch Security Trustee and the Dutch FleetCo and as further amended, restated or supplemented from time to time.

"Third Supplemental French Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the French Security Trustee and the French FleetCo and as further amended, restated or supplemented from time to time.

"Third Supplemental German Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the German Security Trustee and the German FleetCo and as further amended, restated or supplemented from time to time.

"Third Supplemental Issuer Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Issuer Security Trustee and the Issuer and as further amended, restated or supplemented from time to time.

"Third Supplemental Spanish Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Spanish Security Trustee and the Spanish FleetCo and as further amended, restated or supplemented from time to time.

"Third Supplemental Security Trust Deeds" means the Third Supplemental Issuer Security Trust Deed, Third Supplemental Dutch Security Trust Deed, Third Supplemental German Security Trust Deed, Third Supplemental French Security Trust Deed and Third Supplemental Spanish Security Trust Deed.

1.2	Construction

The provisions of clause 2 (Principles of Interpretation and Construction) of the Original Master Definitions and Constructions Agreement shall apply herein as if set out in full herein and as if references therein to the "Master Definitions and Constructions Agreement" were to this Deed.

1.3	Incorporation of Common Terms

The Common Terms apply to this Deed, as relevant, and shall be binding on the parties to this Deed as if set out in full herein. If there is any conflict between the provisions of the Common Terms and the provisions of this Deed, the provisions of this Deed shall prevail.

1.4	Related Document

The Parties agree that this Deed is an "Issuer Related Document" for the purposes of the Original Master Definitions and Constructions Agreement. In addition, the Parties agree that provisions of the Issuer Related Documents shall, save as expressly waived or amended pursuant to this Deed, remain in full force and effect.

1.5	Security Trustee limitation of liability

1.5.1	Each of:

(a)	Clause 12 (Protection of Issuer Security Trustee) of the Issuer Security Trust Deed;

(b)	Clause 12 (Protection of the Dutch Security Trustee) of the Dutch Security Trust Deed;

(c)	Clause 12 (Protection of French Security Trustee) of the French Security Trust Deed;

(d)	Clause 12 (Protection of German Security Trustee) of the German Security Trust Deed; and

(e)	Clause 12 (Protection of Spanish Security Trustee) of the Spanish Security Trust Deed,

are incorporated in this Deed as if set out in full, mutatis mutandis.

1.6	Issuer limited recourse

Clauses 11.22 and 11.24 of the Issuer Facility Agreement are incorporated into this Deed and, for the avoidance of doubt, the Related Documents as if set out in full, mutatis mutandis.

1.7	Conduit Investors limited recourse

Clauses 11.23, 11.25 and 11.26 to 11.31 (inclusive) of the Issuer Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.8	Dutch FleetCo limited recourse

Clauses 11.11 and 11.12 of the Dutch Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.9	French FleetCo limited recourse

Clauses 12.13 to 12.15 (inclusive) of the French Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.10	German FleetCo limited recourse

Clauses 11.10 and 11.11 of the German Facility Agreement are incorporated in this Deed and, for the avoidance of doubt, the Related Documents as if set out in full, mutatis mutandis.

1.11	Spanish FleetCo limited recourse

Clauses 11.11 and 11.12 of the Spanish Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.13	Italian FleetCo limited recourse

Clause 12 of the Italian Fleet Servicing Agreement is incorporated in this Deed as if set out in full, mutatis mutandis.

2.	Seventh Amendment Date

2.1	For the avoidance of doubt, each of the Parties hereto acknowledge and agree that:

(a)	each of the Waivers granted pursuant to and as defined in each of the Post-Second Amendment Date Waivers (as such term was defined in the issuer amendment and restatement deed between, inter alia, the Issuer and the Issuer Security Trustee, dated the Third Amendment Date) shall continue in full force and effect; and

(b)	this acknowledgement shall not constitute a waiver of any Amortization Event, Potential Amortization Event, Liquidation Event, Leasing Company Amortization Event, Potential Leasing Company Amortization Event, Lease Event of Default, Potential Lease Event of Default, Servicer Default, Potential Servicer Default, Issuer Administrator Default, Potential Issuer Administrator Default, FleetCo Administrator Default, Potential FleetCo Administrator Default, Level 1 Minimum Liquidity Test Breach or other breach of any Related Document which occurred prior to the Seventh Amendment Date.

2.2	Unless stated otherwise in this Deed and pursuant to and in accordance with clause 11.10 and paragraph 2 of Annex 2 of the Issuer Facility Agreement, the Parties hereby agree to the amendments set out in Clause 3 (Amendment of the Original Issuer Facility Agreement), Clause 4 (Amendment of the Original Master Definitions and Constructions Agreement) and Clause 5 (Amendment of the Original Tax Deed of Covenant) of this Deed and agree that such amendments shall be effective on the date that the Administrative Agent has received the documents and evidence listed in Schedule 1 (Conditions Precedent) in the form and substance reasonably satisfactory to it, and has notified the same to the Issuer and the Issuer Security Trustee (such date the "Seventh Amendment Date").

3.	Amendment of the Original Issuer Facility Agreement

3.1	The Parties to this Deed hereby agree that the following amendments to the Original Issuer Facility Agreement will be made:

3.1.1	with effect from (and including) the Seventh Amendment Date, and for the duration of the Temporary Increase Period, the schedule attached hereto as Schedule 3 (Temporary Increase Period - Amended Schedule 2 - Part 6 to the Issuer Facility Agreement) to this Deed shall be inserted as a new Part 6 in Schedule 2 to the Original Issuer Facility Agreement.

3.1.2	immediately following the end of the Temporary Increase Period, and until the Commitment Termination Date, Part 6 of Schedule 2 to the Original Issuer Facility Agreement (as amended pursuant to Clause 3.1.1 above) shall be deleted and replaced with the schedule attached hereto as Schedule 4 (Amended Schedule 2 Part 6 to the Issuer Facility Agreement) to this Deed.

3.2	The Parties to this Deed agree that, with effect from (and including) the Seventh Amendment Date, and until the Commitment Termination Date, clause 3.2(b) (Up-Front Fees) of the Original Issuer Facility Agreement shall be amended as follows:

"Up-Front Fees. On the Closing Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the date on which any Class B Notes are first issued under this Agreement, the Issuer shall pay the applicable Class B Up-Front Fee (as defined and set out in the Class B Up-Front Fee Letter), if any, to each Class B Funding Agent for the account of the related Class B Committed Note Purchasers. On the Third Amendment Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the Fifth Amendment Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the Sixth Amendment Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the Seventh Amendment Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers."

3.3	The terms of the Original Issuer Facility Agreement, to the extent not amended pursuant to this Clause 3 shall remain in force and effect. The Original Issuer Facility Agreement and this Deed shall be read and construed as one document and, without prejudice to the generality of the foregoing, where the context so allows, references to the Original Issuer Facility Agreement shall be read and construed as references to the Original Issuer Facility Agreement as amended by this Deed.

4.	Amendment of the Original Master Definitions and Constructions Agreement

4.1	The Parties to this Deed agree that, with effect from (and including) the Seventh Amendment Date, and for the duration of the Temporary Increase Period, the following amendments to the Original Master Definitions and Construction Agreement will be made:

4.1.1	The "Class A Maximum Principal Amount" definition included in sub-clause 1.1 (General Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Class A Maximum Principal Amount” means EUR ~~1,200,000,000~~ 1,467,750,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~1,000,000,000~~ 1,250,000,000; provided further that such amount may be (i) reduced at any time and from time to time by the Issuer upon notice to each Class A Noteholder, the Administrative Agent, each Class A Conduit Investor, each Class A Committed Note Purchaser and their Funding Agents in accordance with the terms of the Issuer Facility Agreement, or (ii) increased at any time and from time to time upon the effective date for any Class A Investor Group Maximum Principal Increase pursuant to clause 2 (Initial Issuance; Increases and Decreases of Principal Amount Of Issuer Notes) of the Issuer Facility Agreement;"

4.1.2	The "Dutch Maximum Principal Amount" definition included in sub-clause 1.2 (Dutch Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Dutch Maximum Principal Amount” means EUR ~~340,000,000~~ 425,000,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~340,000,000~~ 425,000,000 provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the Dutch Noteholder and Dutch FleetCo, provided that no such reduction shall cause the Dutch Maximum Principal Amount to be less than the Dutch Note Principal Amount."

4.1.3	The "French Maximum Principal Amount" definition included in sub-clause 1.3 (French Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“French Maximum Principal Amount” means EUR ~~1,200,000,000~~ 1,467,750,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~1,000,000,000~~ 1,250,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the French Lender and French FleetCo, provided that no such reduction shall cause the French Maximum Principal Amount to be less than the French Facility Principal Amount."

4.1.4	The "German Maximum Principal Amount" definition included in sub-clause 1.4 (German Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“German Maximum Principal Amount” means EUR ~~1,200,000,000~~ 1,467,750,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~1,000,000,000~~ 1,250,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the German Noteholder and German FleetCo, provided that no such reduction shall cause the German Maximum Principal Amount to be less than the German Note Principal Amount."

4.1.5	The "Spanish Maximum Principal Amount" definition included in sub-clause 1.5 (Spanish Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Spanish Maximum Principal Amount” means EUR ~~1,200,000,000~~ 1,467,750,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~1,000,000,000~~ 1,250,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the Spanish Noteholder and Spanish FleetCo, provided that no such reduction shall cause the Spanish Maximum Principal Amount to be less than the Spanish Note Principal Amount."

4.2	The Parties to this Deed agree that, immediately following the end of the Temporary Increase Period, and until the Commitment Termination Date, the following amendments to the Original Master Definitions and Construction Agreement (as amended by Clause 4.1 above) will be made:

4.2.1	The "Class A Maximum Principal Amount" definition included in sub-clause 1.1 (General Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Class A Maximum Principal Amount” means EUR ~~1,200,000,000~~ 1,289,250,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~1,000,000,000~~ 1,085,000,000; provided further that such amount may be (i) reduced at any time and from time to time by the Issuer upon notice to each Class A Noteholder, the Administrative Agent, each Class A Conduit Investor, each Class A Committed Note Purchaser and their Funding Agents in accordance with the terms of the Issuer Facility Agreement, or (ii) increased at any time and from time to time upon the effective date for any Class A Investor Group Maximum Principal Increase pursuant to clause 2 (Initial Issuance; Increases and Decreases of Principal Amount Of Issuer Notes) of the Issuer Facility Agreement;"

4.2.2	The "Dutch Maximum Principal Amount" definition included in sub-clause 1.2 (Dutch Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Dutch Maximum Principal Amount” means EUR ~~340,000,000~~ 370,000,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~340,000,000~~ 370,000,000 provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the Dutch Noteholder and Dutch FleetCo, provided that no such reduction shall cause the Dutch Maximum Principal Amount to be less than the Dutch Note Principal Amount."

4.2.3	The "French Maximum Principal Amount" definition included in sub-clause 1.3 (French Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“French Maximum Principal Amount” means EUR ~~1,200,000,000~~ 1,289,250,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~1,000,000,000~~ 1,085,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the French Lender and French FleetCo, provided that no such reduction shall cause the French Maximum Principal Amount to be less than the French Facility Principal Amount."

4.2.4	The "German Maximum Principal Amount" definition included in sub-clause 1.4 (German Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“German Maximum Principal Amount” means EUR ~~1,200,000,000~~ 1,289,250,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~1,000,000,000~~ 1,085,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the German Noteholder and German FleetCo, provided that no such reduction shall cause the German Maximum Principal Amount to be less than the German Note Principal Amount."

4.2.5	The "Spanish Maximum Principal Amount" definition included in sub-clause 1.5 (Spanish Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Spanish Maximum Principal Amount” means EUR ~~1,200,000,000~~ 1,289,250,000, and/or following a Class A 2022 Liquidity Drawstop, EUR ~~1,000,000,000~~ 1,085,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the Spanish Noteholder and Spanish FleetCo, provided that no such reduction shall cause the Spanish Maximum Principal Amount to be less than the Spanish Note Principal Amount."

4.3	The Parties to this Deed agree that, with effect from (and including) the Seventh Amendment Date, and until the Commitment Termination Date, the following changes to the Original Master Definitions and Construction Agreement will be made:

4.3.1	The below definitions shall be included in sub-clause 1.1 (General Definitions) of the Original Master Definitions and Construction Agreement:

""Fourth Ranking Deed of Pledge of Convertible Notes" means the fourth ranking deed of pledge of convertible notes of the Issuer dated on or about the Seventh Amendment Date, granted by Hertz Holdings Netherlands 2 B.V.."

""Fourth Ranking Deed of Pledge of Registered Shares" means the fourth ranking deed of pledge of registered shares of the Issuer dated on or about the Seventh Amendment Date, granted by Hertz Holdings Netherlands 2 B.V. and Wilmington Trust SP Services (Dublin) Limited."

""Seventh Amendment Date" means the Seventh Amendment Date as defined in the amendment deed in respect of certain issuer level related documents dated on or around 16 April 2024."

""Third Supplemental Dutch Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Dutch Security Trustee and the Dutch FleetCo and as further amended, restated or supplemented from time to time."

""Third Supplemental French Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the French Security Trustee and the French FleetCo and as further amended, restated or supplemented from time to time."

""Third Supplemental German Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the German Security Trustee and the German FleetCo and as further amended, restated or supplemented from time to time."

""Third Supplemental Issuer Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Issuer Security Trustee and the Issuer and as further amended, restated or supplemented from time to time."

""Third Supplemental Spanish Security Trust Deed" means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Spanish Security Trustee and the Spanish FleetCo and as further amended, restated or supplemented from time to time."

4.3.2	The "Class A Up-Front Fee Letter" definition included in sub-clause 1.1 (General Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Class A Up-Front Fee Letter” means, with respect to a Class A Committed Note Purchaser, if applicable, that certain fee letter dated on or about the Signing Date, that certain fee letter dated on or about the First Amendment Date, that certain fee letter dated on or about the Third Amendment Date, ~~and~~ that certain fee letter dated on or about the Fifth Amendment Date, ~~and~~ that certain fee letter dated on or about the Sixth Amendment Date and that certain fee letter dated on or about the Seventh Amendment Date by and among such Class A Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class A Up-Front Fee for such Class A Committed Note Purchaser."

4.3.3	The "Interest Period" definition included in sub-clause 1.1 (General Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Interest Period” means a period commencing on and including the second Business Day preceding a Determination Date and ending on and including the day preceding the second Business Day preceding the next succeeding Determination Date; provided, however, that (i) the Interest Period which commences on the second Business Day prior to the Determination Date immediately preceding the Seventh ~~Fifth~~ Amendment Date shall end on and but not include the Seventh ~~Fifth~~ Amendment Date and (ii) the first Interest Period following the Seventh ~~Fifth~~ Amendment Date shall commence on and include the Seventh ~~Fifth~~ Amendment Date and end on and include the day preceding the second Business Day preceding the next succeeding Determination Date; provided further, however, that the final Interest Period with respect to the Class A Notes and/or the Class B Notes shall commence on and include the second Business Day preceding the Determination Date immediately preceding the Payment Date upon which the Class A Principal Amount and/or Class B Principal Amount, as applicable, is reduced to zero and end on and include such Payment Date."

4.3.4	The "Issuer Security Documents" definition included in sub-clause 1.1 (General Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Issuer Security Documents” means the Issuer Security Trust Deed, the Issuer Accounts Deed of Charge, the Issuer Shares Pledge, the Deed of Pledge over Convertible Notes, the Issuer Declaration of Trust, the Italian Note Accounts Security Deed, the Italian Notes Custody Agreement, the Second Ranking Deed of Pledge of Registered Shares, the Second Ranking Deed of Pledge of Convertible Notes, the Third Ranking Deed of Pledge of Registered Shares, the Third Ranking Deed of Pledge of Convertible Notes, the Fourth Ranking Deed of Pledge of Registered Shares, the Fourth Ranking Deed of Pledge of Convertible Notes, the First Supplemental Issuer Security Trust Deed ~~and~~, the Second Supplemental Issuer Security Trust Deed and the Third Supplemental Issuer Security Trust Deed."

4.3.5	The below definitions shall be included in sub-clause 1.2 (Dutch Definitions) of the Original Master Definitions and Construction Agreement:

""Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles" means the fourth ranking deed of non-possessory pledge of vehicles dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo as pledgor in respect of the Dutch Vehicles and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time."

""Dutch Fourth Ranking Deed of Pledge of Registered Shares" means the fourth ranking deed of pledge of registered shares of Dutch FleetCo dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo, Stuurgroep Holland B.V. and the Dutch Security Trustee."

""Dutch Fourth Ranking Receivables Pledge" means the fourth ranking deed of pledge of receivables dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo as pledgor and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time."

4.3.6	The "Dutch Security Documents" definition included in sub-clause 1.2 (Dutch Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Dutch Security Documents” means the Dutch Security Trust Deed, the First Supplemental Dutch Security Trust Deed, the Second Supplemental Dutch Security Trust Deed, the Third Supplemental Dutch Security Trust Deed, the Dutch Deed of Non-Possessory Pledge of Vehicles, the Dutch Deed of Pledge of Receivables, the Dutch Shares Pledge, the Dutch Second Ranking Deed of Pledge of Registered Shares, the Dutch Second Ranking Deed of Non-Possessory Pledge of Vehicles, the Dutch Second Ranking Receivables Pledge, the Dutch Third Ranking Deed of Pledge of Registered Shares, the Dutch Third Ranking Deed of Non-Possessory Pledge of Vehicles, ~~and~~ the Dutch Third Ranking Receivables Pledge, the Dutch Fourth Ranking Deed of Pledge of Registered Shares, the Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles and the Dutch Fourth Ranking Receivables Pledge."

4.3.7	The below definitions shall be included in sub-clause 1.3 (French Definitions) of the Original Master Definitions and Construction Agreement:

""Fourth Ranking French Bank Accounts Pledge Agreement" means a fourth ranking bank accounts pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee."

""Fourth Ranking French On-Going Business Pledge Agreement" means a fourth ranking on-going business pledge agreement (convention de nantissement de fonds de commerce) dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee."

""Fourth Ranking French Receivables Pledge Agreement" means a fourth ranking receivables pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee."

""Fourth Ranking French Share Pledge Agreement" means a fourth ranking French share pledge agreement between the French OpCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee in relation to the shares of the FleetCo."

""Fourth Ranking French Vehicle Pledge Agreement" means a fourth ranking vehicle pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee."

4.3.8	The "French Security Documents" definition included in sub-clause 1.3 (French Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“French Security Documents” means the French Security Trust Deed, the First Supplemental French Security Trust Deed, the Second Supplemental French Security Trust Deed, the Third Supplemental French Security Trust Deed, the French Vehicle Pledge Agreement, the French Receivables Pledge Agreement, the French Bank Account Pledge Agreement, the French On-Going Business Pledge Agreement, the French Shares Pledge, the Second Ranking French Bank Accounts Pledge Agreement, the Second Ranking French On-Going Business Pledge Agreement, the Second Ranking French Receivables Pledge Agreement, the Second Ranking French Share Pledge Documents, the Second Ranking French Vehicle Pledge Agreement, the Third Ranking French Bank Accounts Pledge Agreement, the Third Ranking French On-Going Business Pledge Agreement, the Third Ranking French Receivables Pledge Agreement, the Third Ranking French Share Pledge Documents, ~~and~~ the Third Ranking French Vehicle Pledge Agreement, the Fourth Ranking French Bank Accounts Pledge Agreement, the Fourth Ranking French On-Going Business Pledge Agreement, the Fourth Ranking French Receivables Pledge Agreement, the Fourth Ranking French Share Pledge Documents, and the Fourth Ranking French Vehicle Pledge Agreement."

4.3.9	The below definitions shall be included in sub-clause 1.4 (German Definitions) of the Original Master Definitions and Construction Agreement:

""Fourth German Account Pledge Agreement" means the fourth account pledge agreement dated on or about the Seventh Amendment Date between German FleetCo and the German Security Trustee."

4.3.10	The "German Security Documents" definition included in sub-clause 1.4 (German Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“German Security Documents” means the German Security Trust Deed, the First Supplemental German Security Trust Deed, the Second Supplemental German Security Trust Deed, the Third Supplemental German Security Trust Deed, the German Account Pledge Agreement, the Second German Account Pledge Agreement, the Third German Account Pledge Agreement, the Fourth German Account Pledge Agreement, the German Parallel Debt Agreement, the German Security Transfer Agreement, the German FleetCo Shares Pledge, the German FleetCo Irish Account Pledge Agreement and the German Receivables Assignment Agreement."

4.3.11	The "Spanish Security Documents" definition included in sub-clause 1.5 (Spanish Definitions) of the Original Master Definitions and Construction Agreement shall be deleted and replaced with the following:

"“Spanish Security Documents” means the Spanish Security Trust Deed, the First Supplement Spanish Security Trust Deed, the Second Supplemental Spanish Security Trust Deed, the Third Supplemental Spanish Security Trust Deed, the Spanish Vehicle Pledge Agreement, the Spanish Bank Account Pledge Agreement, the Spanish Pledge over Credit Rights, the Spanish Pledge over VAT Receivables, the Spanish Third Party Holding Agreement and the Dutch Shares Pledge."

4.4	The terms of the Original Master Definitions and Construction Agreement, to the extent not amended pursuant to this Clause 4 shall remain in force and effect. The Original Master Definitions and Construction Agreement and this Deed shall be read and construed as one document and, without prejudice to the generality of the foregoing, where the context so allows, references to the Original Master Definitions and Construction Agreement shall be read and construed as references to the Original Master Definitions and Construction Agreement as amended by this Deed.

5.	Amendment of the Original Tax Deed of Covenant

5.1	The Parties to this Deed agree that, with effect from (and including) the Seventh Amendment Date, and for the duration of the Temporary Increase Period, the following changes to the Original Tax Deed of Covenant will be made:

5.1.1	The "Dutch Tax Reserve Amount" definition included in sub-clause 1.1 (Definitions) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"“Dutch Tax Reserve Amount" means in respect of any financial year, the aggregate of (i) the amount of anticipated Dutch corporate income tax expected to become due and payable by Dutch FleetCo in respect of such year as set forth in the table below for such year; (ii) 75% of the amount of anticipated Dutch corporate income tax expected to become due and payable by Dutch FleetCo in respect of the following year set forth in the table below for such following year; and (iii) any amount of Dutch corporate income tax previously due but unpaid by the Dutch FleetCo."

~~2022~~	~~EUR 66,132.77~~
2023	EUR ~~688,563.93~~ 759,111.12
2024	EUR ~~648,855.75~~ 696,877.07
2025	EUR ~~588,493.68~~ 638,644.61
2026	EUR ~~542,924.04~~ 595,081.01

5.2	The Parties to this Deed agree that, with effect from (and including) the Seventh Amendment Date, and until the Commitment Termination Date, the following changes to the Original Tax Deed of Covenant will be made:

5.2.1	The "Dutch VAT Opinion" definition included in sub-clause 1.1 (Definitions) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"“Dutch VAT Opinion” means (i) the opinion relating to certain Dutch VAT matters prepared by KPMG Meijburg & Co dated on or about the Fifth Amendment Date ~~and~~; (ii) the updated opinion in relation to (i) prepared by KPMG Meijburg & Co dated on or about the Sixth Amendment Date; and (iii) the email confirmation from KPMG Meijburg & Co in relation to (ii) dated 26 March 2024."

5.2.2	The "French VAT Opinion" definition included in sub-clause 1.1 (Definitions) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"“French VAT Opinion” means (i) the opinion prepared by KPMG Avocats in relation to VAT liabilities in France dated on or about the Second Amendment Date; (ii) the bringdown letter in relation to (i) prepared by KPMG Avocats dated on or about the Fifth Amendment Date ~~and~~; (iii) the bringdown letter in relation to (i) and (ii) prepared by KPMG Avocats dated on or about the Sixth Amendment Date; and (iv) the email confirmation from KPMG Avocats in relation to (iii) dated 15 March 2024."

5.2.3	The "Irish VAT Opinion" definition included in sub-clause 1.1 (Definitions) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

""Irish VAT Opinion" means (i) the opinions set out in paragraphs 2.7 to 2.9, 2.18 to 2.22, and 2.32 to 2.42 (and related assumptions 31 to 36 of the opinion) in relation to certain Irish tax matters of Walkers (Ireland) LLP dated on or about the Fifth Amendment Date ~~and~~; (ii) the updated opinion in relation to (i) prepared by Walkers (Ireland) LLP dated on or about the Sixth Amendment Date; and (iii) the email confirmation from Walkers (Ireland) LLP in relation to (ii) dated 22 March 2024."

5.2.4	The "Italian VAT Opinion" definition included in sub-clause 1.1 (Definitions) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"“Italian VAT Opinion” means (i) the memorandum relating to certain Italian VAT matters prepared by Maisto e Associati dated on or about the Fifth Amendment Date ~~and~~; (ii) the bringdown letter in relation to (i) prepared by Maisto e Associati dated on or about the Sixth Amendment Date; and (iii) the email confirmation from Maisto e Associati in relation to (ii) dated 22 March 2024."

5.2.5	The "Spanish VAT Opinion" definition included in sub-clause 1.1 (Definitions) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"“Spanish VAT Opinion” means (i) the memorandum relating to certain Spanish VAT matters prepared Deloitte Asesores Tributarios, S.L.U. dated on or about the Second Amendment Date; (ii) the bringdown letter in relation to (i) prepared by Deloitte Asesores Tributarios, S.L.U. dated on or about the Fifth Amendment Date; ~~and~~ (iii) the bringdown letter in relation to (i) and (ii) prepared by Deloitte Asesores Tributarios, S.L.U. dated on or about the Sixth Amendment Date; and (iv) the email confirmation from Deloitte Asesores Tributarios, S.L.U in relation to (iii) dated 25 March 2024."

5.2.6	Clause 2.1 (General) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"2.1     General

(a)	On the date of this Deed, on the Second Amendment Date, on the Third Amendment Date, on the Fifth Amendment Date, on the Sixth Amendment Date, on the Seventh Amendment Date and for as long as there are any Advances outstanding, each OpCo makes the representations and warranties applicable to it as set out in Sub-Clause 2.4 (OpCo Representations), Sub-Clause 4.1 (France OpCo Representations), Sub-Clause 5.1 (General), Sub-Clause 8.3 (Dutch OpCo Representations), Sub-Clause 10.2 (German OpCo Representations), Sub-Clause 12.2 (Spanish OpCo Representations) and Sub-Clause 14.2 (Italian OpCo Representations) to and for the benefit of each other, the Issuer and each of the Security Trustees.

(b)	On the date of this Deed, on the Second Amendment Date, on the Third Amendment Date, on the Fifth Amendment Date, on the Sixth Amendment Date, on the Seventh Amendment Date and for as long as there are any Issuer Notes outstanding, the Issuer makes the representations and warranties as set out in Sub-Clause 2.5 (The Issuer Representations) and Sub-Clause 6.1 (Issuer Representations) to and for the benefit of HHN2 and the Security Trustees.

(c)	On the date of this Deed, on the Second Amendment Date, on the Third Amendment Date, on the Fifth Amendment Date, on the Sixth Amendment Date, on the Seventh Amendment Date and for as long as there are any FleetCo Notes outstanding, each FleetCo makes the representations and warranties applicable to it as set out in Sub-Clause 2.2 (FleetCo Representations), Sub-Clause 4.2 (French FleetCo Representations), Sub-Clause 5.1 (General), Sub-Clause 6.1(n) (German FleetCo Irish Law Representations), Sub-Clause 8.1 (Dutch FleetCo Representations), Sub-Clause 10.1 (German FleetCo German Law Representations), Sub-Clause 12.1 (Spanish FleetCo Representations), Sub-Clause 14.1 (Italian FleetCo Representations) to and for the benefit of each of the OpCos, each of the other Securitisation Companies, HHN2, the Securitisation Company Shareholders, the Issuer and the Security Trustees.

(d)	On the date of this Deed, on the Second Amendment Date, on the Third Amendment Date, on the Fifth Amendment Date, on the Sixth Amendment Date, on the Seventh Amendment Date and for so long as the FCT Note is outstanding, the FCT makes the representations and warranties as set out in Sub-Clause 2.6 (The FCT Representations) and Sub-Clause 4.3 (FCT French Law Representations) to and for the benefit of the Issuer, HHN2 and the Security Trustees.

(e)	On the date of this Deed, on the Second Amendment Date, on the Third Amendment Date, on the Fifth Amendment Date, on the Sixth Amendment Date, on the Seventh Amendment Date and for so long as there are any Subordinated Notes outstanding, HHN2 makes the representations and warranties as set out in Sub-Clause 8.4 (Subordinated Noteholder Representations) to and for the benefit of the Issuer and the Security Trustees.

(f)	On the Second Amendment Date, on the Third Amendment Date, on the Fifth Amendment Date, on the Sixth Amendment Date, on the Seventh Amendment Date and for so long as

(i)	in the case of each OpCo there are any Advances outstanding;

(ii)	in the case of the Issuer, there are any Issuer Notes outstanding;

(iii)	in the case of each FleetCo, there are any FleetCo Notes outstanding;

(iv)	in the case of HHN2, the Subordinated Notes are outstanding

each OpCo, the Issuer, each FleetCo and HHN2 represents and warrants that it is the beneficial owner of the income it receives in connection with the transactions contemplated by the Relevant Documents.

(g)	There is no legal, regulatory or financial reporting requirement applicable to the Issuer that requires it, for accounting purposes, to treat any income received by it in a manner that is inconsistent with the treatment of such types of income in the accounts of the Issuer for the period that is current as at the ~~Sixth~~ Seventh Amendment Date.

(h)	Each representation and warranty deemed to be made after the date of this Deed shall be deemed to be made by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made."

5.2.7	Paragraph (d) of clause 2.2 (FleetCo Representations) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"(d)	There is no legal, regulatory or financial reporting requirement applicable to German FleetCo that requires it, for accounting purposes, to treat any income received by it in a manner that is inconsistent with the treatment of such types of income in the accounts of German FleetCo for the period that is current as at the ~~Sixth~~ Seventh Amendment Date."

5.2.8	Paragraph (b) of clause 3.4 (German FleetCo Covenants) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"(b)	for accounting purposes, treat any income received by it in a manner that is consistent with the treatment of such types of income in the accounts of German FleetCo for the period that is current as at the ~~Sixth~~ Seventh Amendment Date, except where a change of treatment is required in order to comply with any legal, regulatory or financial reporting requirement applicable to German FleetCo."

5.2.9	Item (v) of paragraph (a) of clause 3.6 (The Issuer) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"(v)	for accounting purposes, treat any income received by it in a manner that is consistent with the treatment of such types of income in the accounts of the Issuer for the period that is current as at the ~~Sixth~~ Seventh Amendment Date, except where a change of treatment is required in order to comply with any legal, regulatory or financial reporting requirement applicable to the Issuer; and"

5.2.10	Clause 14.3 (Italian Fleet Servicer Representations) of the Original Tax Deed of Covenant shall be deleted and replaced with the following:

"14.3	Italian Fleet Servicer Representations

Italian Fleet Servicer hereby represents and warrants on the ~~Sixth~~ Seventh Amendment Date and for as long as there are any Italian Notes outstanding that:

(a)	it is an Italian company which is resident for Italian tax purposes in Italy; it is effectively managed and controlled solely in Italy and does not have a permanent establishment or other presence rendering it liable to taxation elsewhere;"

5.2.11	Clause 16.9 (Representations) of the Original Tax Deed of Covenant shall be amended as follows:

"16.9	Representations

Each of HIL and HHN2 represents and warrants that:

(a)	no profit, income or gains of any Relevant Entity (other than solely in respect of the Issuer prior to an Entity Classification Election made in respect of the Issuer) has been or will be included in computing the earnings and profits of any Hertz US entity which is not a Relevant Entity, except to the extent such earnings and profits are includible ~~under~~ for the purposes of US Internal Revenue Code section 951(Subpart F) or section 951A (GILTI);

(b)	no deduction has been or will be taken in such a US entity which is not a Relevant Entity for any deduction or expense of, or payment by, a Relevant Entity (other than solely in respect of the Issuer prior to an Entity Classification Election made in respect of the Issuer); ~~and~~

(c)	no Resulting Income Tax Liability has arisen before the ~~Sixth~~ Seventh Amendment Date or will arise before the Commitment Termination Date;

(d)	the Issuer is expected to be in a net income position each year for the purposes of US Internal Revenue Code section 951A (GILTI); and

(e)	all of the Issuer's income is and will continue to be Included Generally and its expenses are and will continue to be deducted in computing its earnings and profits for the purposes of US Internal Revenue Code section 951A (GILTI)."

5.2.12	Clause 16.14 (ATAD II representations) of the Original Tax Deed of Covenant shall be amended as follows:

"16.14	ATAD II representations

Each of HIL and HHN2 represents and warrants on the ~~Sixth~~ Seventh Amendment Date that:

(a)	no action has been taken, or is proposed to be taken by any member of the Hertz group which has had or will have an adverse impact on the treatment of the Issuer and/or any other Relevant Entity under the European Anti-Hybrid Rules, as that treatment is described in the Deloitte ~~memoranda~~ memorandum titled (i) "EU ATAD 2 Anti Hybrid Rules Impact Assessment" dated January 2022 and (ii) " Hertz - EU ATAD 2 consequences of US entity classification change of IFF2" dated on or about the Seventh Amendment Date; and

5.2.13	A new clause 18 as laid out below shall be added following clause 17 (DAC6) of the Original Tax Deed of Covenant, and the following clauses will be renumbered accordingly:

"18.	Pillar 2

18.1	Definitions:

For the purposes of this Clause 18:

"Constituent Entity" has the meaning ascribed to that term in the Pillar Two model rules;

"ETR" has the meaning ascribed to that term in the Pillar Two model rules;

"Fiscal Year" has the meaning ascribed to that term in the Pillar Two model rules and the Safe Harbour Rules;

"GloBE" has the meaning ascribed to that term in the Pillar Two model rules;

"IPE" refers to “Intermediate Parent Entity” and has the meaning ascribed to that term in the Pillar Two model rules;

"MNE Group" has the meaning ascribed to that term in the Pillar Two model rules as applicable to the Issuer and other Relevant Entities;

"Pillar Two model rules" means the model rules published by the Organisation for Economic Co-operation and Development as “(OECD (2021), Tax Challenges Arising from the Digitalisation of the Economy – Global Anti-Base Erosion Model Rules (Pillar Two): Inclusive Framework on BEPS, OECD Publishing, Paris, https://doi.org/10.1787/782bac33-en";

"Pillar Two Taxation" means taxation imposed in a Relevant Jurisdiction under the implementation of the Pillar Two model rules in that Jurisdiction;

"Relevant IPE" means the Constituent Entity in the Hertz MNE Group which is the most senior IPE in the Hertz MNE Group subject to the Pillar Two model rules;

"Relevant Jurisdiction" means each of the Netherlands, Spain, Germany, Italy, France and Ireland;

"Safe Harbour Rules" means the amplification of the Pillar Two model rules in relation to safe harbours published as "OECD (2022), Safe Harbours and Penalty Relief: Global Anti-Base Erosion Rules (Pillar Two), OECD/G20 Inclusive Framework on BEPS, OECD, Paris. www.oecd.org/tax/beps/safe-harbours-and-penalty-relief-global-anti-base-erosion-rules-pillar-two.pdf;

"Simplified ETR" has the meaning ascribed to that term in the Safe Harbour Rules;

"Transitional CbCR Safe Harbour" has the meaning ascribed to that term in the Safe Harbour Rules;

"Transition Period" has the meaning ascribed to that term in the Safe Harbour Rules; and

"UPE" refers to "Ultimate Parent Entity" and has the meaning ascribed to that term in the Pillar Two model rules.

18.2	HHN2 Covenants that:

(a)	Hertz Global Holdings, Inc. is the UPE of its MNE Group;

(b)	Fleet Management Holdings B.V. is the Relevant IPE;

(c)	having reviewed the Transitional CbCR Safe Harbour rules for each Relevant Jurisdiction for each of the two Fiscal Years preceding Fiscal Year 2024, it expects (other than in respect of the Constituent Entities in its MNE Group in Ireland):

(i)	the Relevant IPE to elect for the Transitional CbCR Safe Harbour to apply to the Constituent Entities in its MNE Group in that Relevant Jurisdiction for each Fiscal Year during the Transition Period, to the extent that such Constituent Entities are eligible to benefit from the Transitional CbCR Safe Harbour for that Fiscal Year; and

(ii)	in the event that the Relevant IPE is unable to make the Transitional CbCR Safe Harbour election in respect of a Constituent Entity in its MNE Group because such Constituent Entity is not eligible for the Transitional CbCR Safe Harbour, it expects no Pillar Two Taxation to be payable by such Constituent Entity for each Fiscal Year during the Transition Period under the jurisdictional GloBE ETR calculations;

(d)	the IPE of its MNE Group will to the extent possible elect for the Transitional CbCR Safe Harbour to apply to the Constituent Entities in its MNE Group in each Relevant Jurisdiction for each Fiscal Year during the Transition Period and each such Constituent Entity which is the subject of such an election in respect of a Fiscal Year will notify the tax authority of the Relevant Jurisdiction in which it is located for the purposes of Pillar Two Taxation of the fact that such election has been made for such Fiscal Year;

(e)	within 45 days of becoming aware that the Relevant IPE and/or one or more Constituent Entities in a Relevant Jurisdiction (other than Ireland in respect of the first Fiscal Year falling within the Transition Period) is or is expected to be subject to an amount of Pillar Two Taxation in respect of a Fiscal Year during the Transition Period, it will provide to the Administrative Agent, the Issuer Security Trustee, the Class A Committed Note Purchasers, the Class A Conduit Investors and their respective Class A Funding Agents a memorandum (in form and substance satisfactory to the Administrative Agent, the Issuer Security Trustee, the Class A Committed Note Purchasers, the Class A Conduit Investors and their respective Class A Funding Agents (acting reasonably)) setting out the exposure to Pillar Two Taxation (including, for the avoidance of doubt, as a joint liability with or secondary liability in respect of any other entity) in each Relevant Jurisdiction in respect of which Pillar Two Taxation is chargeable for that Fiscal Year of any entity of the Hertz Group, the Securitisation Companies or the OpCos, which is a Constituent Entity of its MNE Group in that Relevant Jurisdiction; and

(f)	within 90 days of the Seventh Amendment Date, it will provide to the Administrative Agent, the Issuer Security Trustee, the Class A Committed Note Purchasers, the Class A Conduit Investors and their respective Class A Funding Agents a memorandum (in form and substance satisfactory to the Administrative Agent, the Issuer Security Trustee, the Class A Committed Note Purchasers, the Class A Conduit Investors and their respective Class A Funding Agents (acting reasonably)) setting out the expected exposure to Pillar Two Taxation in Ireland for the first Fiscal Year falling within the Transition Period of any entity of the Hertz Group, the Securitisation Companies or the OpCos, which is a Constituent Entity of its MNE Group in Ireland."

5.3	The terms of the Original Tax Deed of Covenant, to the extent not amended pursuant to this Clause 4 shall remain in force and effect. The Original Tax Deed of Covenant and this Deed shall be read and construed as one document and, without prejudice to the generality of the foregoing, where the context so allows, references to the Original Tax Deed of Covenant shall be read and construed as references to the Original Tax Deed of Covenant as amended by this Deed.

6.	Acknowledgement of the parties to the FCT Note Purchase Agreement

6.1	The Parties to the FCT Note Purchase Agreement agree that the FCT Noteholder Total Commitment shall, pursuant to clause 3.1 (Increase in FCT Noteholder Total Commitment) of the FCT Note Purchase Agreement, automatically increase upon any increase in the aggregate Commitments under the Issuer Facility Agreement of the Committed Note Purchasers in an amount that is proportionate to the increase to the aggregate Commitments of the relevant Committed Note Purchasers. Accordingly, and for the duration of the Temporary Increase Period, the FCT Noteholder Total Commitment will, from the Seventh Amendment Date, be equal to EUR 1,467,750,000 and/or following a Class A 2022 Liquidity Drawstop, EUR 1,250,000,000.

6.2	The Parties to the FCT Note Purchase Agreement also agree that the FCT Noteholder Total Commitment shall automatically decrease upon the Temporary Increase Period Expiry Date and be equal as from such date to EUR 1,289,250,000 and/or following a Class A 2022 Liquidity Drawstop, EUR 1,085,000,000.

7.	Interest rate caps

7.1	The Issuer shall enter into one or more additional Interest Rate Caps no later than 5 Business Days following the Seventh Amendment Date such that the Interest Rate Caps, in the aggregate, shall provide that the aggregate notional amount of all Interest Rate Caps shall amortize such that, at any date of determination, the aggregate notional amount of all Interest Rate Caps shall be equal to or greater than the product of (a) the Issuer Maximum Principal Amount and (b) the percentage set forth in Schedule 3 to the Issuer Facility Agreement corresponding to such date.

7.2	The Parties hereby agree that neither the Class A Investor Group nor the Class B Investor Group shall effect a Class A Advance or a Class B Advance (as applicable) unless and until the Issuer enters into one or more Interest Rate Caps in accordance with clause 7.1 above.

8.	Class A Notes

On the Seventh Amendment Date, each Class A Noteholder shall surrender to the Registrar for cancellation any Class A Note certificates previously issued to the relevant Class A Noteholder and such certificates shall be replaced with new Class A Note certificates issued by the Issuer to reflect the revised Class A Maximum Investor Group Principal Amount for such Class A Investor Group. The Registrar shall update the Note Register accordingly.

9.	Certification by the Issuer

The Issuer hereby certifies to the Parties hereto that on the date of this Deed and on the Seventh Amendment Date all of the entities holding the Class A Notes on the date hereof are a party to this Deed.

10.	Representations and Warranties

10.1	Each of the Issuer, the Issuer Administrator, each OpCo (in all of its capacities) and each FleetCo represents to the Administrative Agent, each Class A Conduit Investor, Class A Committed Note Purchaser, each Class A Funding Agent, the Issuer Security Trustee, the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee that on the date of the Deed and on the Seventh Amendment Date, no Amortization Event, Potential Amortization Event, Liquidation Event, Leasing Company Amortization Event, Potential Leasing Company Amortization Event, Lease Event of Default, Potential Lease Event of Default, Servicer Default, Potential Servicer Default, Issuer Administrator Default, Potential Issuer Administrator Default, FleetCo Administrator Default or Potential FleetCo Administrator Default has occurred or is continuing.

10.2	The German FleetCo represents and warrants to the Administrative Agent, each Class A Conduit Investor, Class A Committed Note Purchaser, each Class A Funding Agent, the Issuer Security Trustee, the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee that as of the date of this Deed and on the Seventh Amendment Date no claims (whether actual or contingent, present or future) and/or Liabilities in connection with items (b) or (c) under the Existing/Prior Financings definition have arisen or occurred, as applicable.

10.3	Each of the Issuer, the Issuer Administrator, each OpCo (in all of its capacities) and each FleetCo represents and warrants to the Administrative Agent, each Class A Conduit Investor, Class A Committed Note Purchaser, each Class A Funding Agent, the Issuer Security Trustee, the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee that as of the date of this Deed and on the Seventh Amendment Date that:

10.3.1	it is a private company with limited liability and is validly existing in its jurisdiction of incorporation and is duly qualified to do business as a foreign company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business and the performance of its obligations under the Related Documents to which it is a party make such qualification necessary, has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by the Related Documents to which it is a party with respect to such date;

10.3.2	the execution, delivery and performance by it of this Deed, any amendment deed relating to any FleetCo Related Documents and any Related Documents with respect to such date to which it is a party (i) is within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) requires no action by or in respect of, or filing with any Governmental Authority that has not been obtained and (iv) does not contravene, or constitute a default under, any Requirements of Law with respect to it or any Contractual Obligation with respect to it or result in the creation or imposition of any Security (other than Permitted Security) on any of its property. This Deed and each of the other Related Documents with respect to such date to which it is a party have been executed and delivered by a duly authorized officer of such party;

10.3.3	no consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by it of this Deed or any other applicable Related Documents with respect to such date or for the performance of any of its obligations hereunder or thereunder other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by it prior to such date; and

10.3.4	this Deed and each other Related Document to which it is party is a legal, valid and binding obligation of such party and enforceable against it in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

11.	Further Assurance and Continuing Security

11.1	Further assurance

Each Party to this Deed hereto agrees (and in the case of the Security Trustees, at the request and cost of the Issuer) for the benefit of each other party to this Deed that it shall do all acts and things reasonably necessary or reasonably desirable to give effect to the matters effected or to be effected pursuant to this Deed.

11.2	Continuing security: Issuer Security

11.2.1	The Issuer, HHN2, Wilmington and each FleetCo (as applicable) confirm, acknowledge and agree (and each Security Trustee acknowledges) that, save as otherwise set out in this Deed:

(a)	the Security contained or granted pursuant to the Issuer Security Documents and FleetCo Security Documents existing prior to the date of this Deed shall remain in force as a continuing security to the Security Trustees (as applicable);

(b)	the liabilities and obligations of the Issuer arising under the Related Documents as amended by the terms of this Deed shall form part of (but do not limit) the Issuer Secured Obligations of the Issuer Security existing prior to the date of this Deed.

11.2.2	Notwithstanding the foregoing, the Issuer, HHN2 and Wilmington (as applicable) hereby undertake to enter into, on the date of this Deed, the following third and fourth ranking security documents (as applicable) (each in the form and substance satisfactory to the Issuer Security Trustee):

(a)	Third Supplemental Issuer Security Trust Deed;

(b)	Fourth Ranking Deed of Pledge of Registered Shares; and

(c)	Fourth Ranking Deed of Pledge of Convertible Notes.

11.2.3	The Issuer confirms that, with effect from (and including) the Seventh Amendment Date, the indemnities set out in section 11.4 (Payment of Costs and Expenses: Indemnification) of the Issuer Facility Agreement shall apply in full force and effect and extend to the liabilities and obligations of the Issuer under the Related Documents.

11.2.4	Each Party to this Deed agrees and confirms that the provisions of the Related Documents shall continue in full force and effect with the amendments made by this Deed are hereby confirmed. Further, nothing in this Deed:

(a)	prejudices or adversely affects any right, power, discretion or remedy arising under any Related Document before the Seventh Amendment Date; or

(b)	discharges, releases or otherwise affects any liability or obligation arising under a Related Document before the Seventh Amendment Date.

11.3	Continuing security: Dutch Security

11.3.1	The Dutch FleetCo and the Pledgor (with respect to the Dutch Shares Pledge only) hereby confirms, acknowledges and agrees (and the Dutch Security Trustee acknowledges) that, save as otherwise set out in this Deed:

(a)	the Security contained or granted pursuant to the Dutch Security Documents existing prior to the date of this Agreement shall remain in force as a continuing security to the Dutch Security Trustee; and

(b)	the Security contained or granted pursuant to the Dutch Security Documents always was and is intended by the parties thereto to secure the Dutch Secured Obligations as amended, novated, supplemented, extended or restated from time to time, including by way of this Agreement.

11.3.2	Notwithstanding the foregoing, the Dutch FleetCo and the Pledgor (as applicable) hereby undertake to enter into, on the date of this Deed, the following fourth ranking security documents (each in the form and substance satisfactory to the Dutch Security Trustee):

(a)	Dutch Fourth Ranking Deed of Pledge of Registered Shares;

(b)	Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles; and

(c)	Dutch Fourth Ranking Receivables Pledge.

11.3.3	Each Party to this Deed agrees and confirms that the provisions of the Dutch Related Documents shall continue in full force and effect with the amendments made by this Agreement. Further, nothing in this Agreement:

(a)	prejudices or adversely affects any right, power, discretion or remedy arising under any Dutch Related Document before the Seventh Amendment Date; or

(b)	discharges, releases or otherwise affects any liability or obligation arising under a Dutch Related Document before the Seventh Amendment Date.

11.4	Continuing security: German Security

11.4.1	Each of the German FleetCo and Hertz Holdings Netherlands 2 B.V. (with respect to the German FleetCo Shares Pledge only) hereby confirms, acknowledges and agrees (and the German Security Trustee acknowledges) that, save as otherwise set out in this Deed:

(a)	the Security contained or granted pursuant to the German Security Documents existing prior to the date of this Deed shall remain in force as a continuing security to the German Security Trustee; and

(b)	the liabilities and obligations of the German FleetCo arising under the German Related Documents shall form part of (but do limit) the German Secured Obligations of the German Security existing prior to the date of this Deed.

11.4.2	Notwithstanding the foregoing, the German FleetCo undertakes to enter into, on the date of this Deed, the Fourth German Account Pledge Agreement (in the form and substance satisfactory to the German Security Trustee).

11.4.3	Each Party to this Deed agrees and confirms that the provisions of the German Related Documents shall continue in full force and effect with the amendments made by this Deed. Further, nothing in this Deed:

(a)	prejudices or adversely affects any right, power, discretion or remedy arising under any German Related Document before the Seventh Amendment Date; or

(b)	discharges, releases or otherwise affects any liability or obligation arising under a German Related Document before the Seventh Amendment Date.

11.5	Continuing security: French Security

11.5.1	The French FleetCo and French OpCo (with respect to the French Shares Pledge, the Second Ranking French Share Pledge Agreement and the Third Ranking French Share Pledge Agreement, only) hereby confirms, acknowledges and agrees (and the French Security Trustee acknowledges) that, save as otherwise set out in this Deed:

(a)	the Security contained or granted pursuant to the French Security Documents existing prior to the Seventh Amendment Date shall remain in force as a continuing security to the French Security Trustee;

(b)	the liabilities and obligations of the French FleetCo arising under the French Related Documents as amended by the terms of this Deed shall form part of (but do limit) the French Secured Obligations of the French Security existing prior to the Seventh Amendment Date.

11.5.2	Notwithstanding the foregoing, the French FleetCo and (in respect of the Fourth Ranking French Share Pledge Agreement only) the French OpCo hereby undertake to enter into on the date of this Deed, the following fourth ranking security documents (each in form and substance satisfactory to the French Security Trustee):

(a)	the Fourth Ranking French Receivables Pledge Agreement;

(b)	the Fourth Ranking French Vehicle Pledge Agreement;

(c)	the Fourth Ranking French Bank Accounts Pledge Agreement;

(d)	the Fourth Ranking French On-Going Business Pledge Agreement; and

(e)	the Fourth Ranking French Share Pledge Agreement (and the related Fourth Ranking French Statement of Pledge).

11.5.3	Each Party to this Deed agrees and confirms that the provisions of the French Related Documents shall continue in full force and effect with the amendments made by this Deed. Further, nothing in this Deed:

(i)	prejudices or adversely affects any right, power, discretion or remedy arising under any French Related Document before the Seventh Amendment Date; or

(ii)	discharges, releases or otherwise affects any liability or obligation arising under a French Related Document before the Seventh Amendment Date.

11.6	Continuing Obligations

11.6.1	The provisions of the Related Documents, save as amended by this Deed, shall continue in full force and effect.

11.6.2	This Deed does not constitute a novation (novazione) or have a novative effect (effetto novativo) on the obligations contained in the Related Documents.

11.6.3	Each Party hereby agrees to be, and declares that it is, bound by the provisions of this Deed only to the extent that the amendments set out hereunder relate to the Related Documents to which it was originally a party.

12.	Notices

12.1	Communications in writing

Any communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, may be made by facsimile or letter.

12.2	Addresses

Any communication to be made under or in connection with this Deed shall be sent to the address, email address or facsimile number (and the department or officer, if any, for whose attention the communication is to be made) of the interested party set out in Schedule 2 (Notice Details) to this Deed, or any substitute address, email address, facsimile number or department or officer as the relevant Party may notify to the other Parties by not less than five (5) Business Days' notice.

12.3	Delivery

12.3.1	Any notice or communication made or delivered by one person to another under or in connection with this Deed:

(a)	given in person shall be deemed delivered on the date of delivery of such notice;

(b)	given by first class mail shall be deemed given five (5) days after the date that such notice is mailed;

(c)	delivered by e-mail or facsimile (other than in the case of the Issuer Security Trustee or any FleetCo Security Trustee) shall be deemed given on the date of delivery of such notice; and

(d)	delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

12.3.2	Any notice or communication which is received after 4.00 p.m. (in the location of the applicable addressee) on any particular day or on a day on which commercial banks and foreign exchange markets do not settle payments in the location of the addressee shall be deemed to have been received and shall take effect from 10.00 a.m. on the next following Business Day.

12.4	English language

12.4.1	Unless otherwise provided, any notice given under or in connection with this Deed must be in English.

12.4.2	All other documents provided under or in connection with this Deed must be:

(a)	in English; or

(b)	if not in English, and if so required by any party thereto, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

13.	Partial Invalidity

If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

14.	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any party to this Deed, any right or remedy under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Deed may be exercised as often as necessary, are cumulative and not exclusive of any rights or remedies provided by law and may be waived only in writing and specifically.

15.	Costs and Expenses

The Issuer agrees to pay all properly incurred expenses of the Security Trustees, Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser party hereto in connection with the preparation, execution and delivery of the Amendment Agreements and the other documents to be delivered hereunder, including, without limitation, the properly incurred fees and out of pocket expenses of counsel for the Security Trustees, the Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser party hereto, in accordance with the terms of the applicable Related Documents.

16.	Modifications

No amendment of any provision of this Deed shall be effective unless such amendment is in writing and signed by each of the parties hereto.

17.	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

18.	Security Trustee Provisions

18.1	By each Class A Noteholder signing this Deed (with the Class A Notes being the only class of Issuer Notes which have been issued on or about the date hereof) pursuant to clause 7 of the Issuer Security Trust Deed, the Required Noteholders hereby authorise, instruct, request, direct and empower the Issuer Security Trustee to enter into, and to provide any instructions contained in, the Amendment Agreements and the Supplemental Security Documents and any other document required to give effect to the amendments contemplated by the Amendment Agreements and the Supplemental Security Documents (as applicable) or incidental to the amendments contemplated by the Amendment Agreements and the Supplemental Security Documents, to perform the transactions contemplated by the Amendment Agreements and the Supplemental Security Documents, and to give the instructions in Clauses 18.2, 18.3, 18.4, 18.5 and 18.6 (as applicable) below.

18.2	Pursuant to clause 7 of the Dutch Security Trust Deed, the Issuer Security Trustee by its signing of this Deed hereby instructs, authorises, requests, directs and empowers the Dutch Security Trustee to enter into the Dutch Supplemental Security Documents or any other document required to give effect to the amendments contemplated by the Dutch Supplemental Security Documents or incidental to the amendments contemplated by the Dutch Supplemental Security Documents, to perform the transactions contemplated by the Dutch Supplemental Security Documents, and to give the instructions in Clause 18.7 below.

18.3	Pursuant to clause 7 of the French Security Trust Deed, the Issuer Security Trustee by its signing of this Deed hereby instructs, authorises, requests, directs and empowers the French Security Trustee to enter into the French Supplemental Security Documents or any other document required to give effect to the amendments contemplated by the French Supplemental Security Documents or incidental to the amendments contemplated by the French Supplemental Security Documents, to perform the transactions contemplated by the French Supplemental Security Documents, and to give the instructions in Clause 18.7 below.

18.4	Pursuant to clause 7 of the German Security Trust Deed, the Issuer Security Trustee by its signing of this Deed hereby instructs, authorises, requests, directs and empowers the German Security Trustee to enter into the Fourth German Account Pledge Agreement or any other document required to give effect to the amendments contemplated by the Fourth German Account Pledge Agreement or incidental to the amendments contemplated by the Fourth German Account Pledge Agreement, to perform the transactions contemplated by the Fourth German Account Pledge Agreement, and to give the instructions in Clause 18.7 below.

18.5	Pursuant to clause 7 of the Spanish Security Trust Deed, the Issuer Security Trustee by its signing of this Deed hereby instructs, authorises, requests, directs and empowers the Spanish Security Trustee to enter into the Spanish Additional Extension and Ratification Agreement or any other document required to give effect to the amendments contemplated by the Spanish Additional Extension and Ratification Agreement or incidental to the amendments contemplated by the Spanish Additional Extension and Ratification Agreement to perform the transactions contemplated by the Spanish Additional Extension and Ratification Agreement and to give the instructions in Clause 18.7 below.

18.6	Pursuant to clause 7 of the Issuer Security Trust Deed and Italian Condition 16, the Issuer Security Trustee by its signing of this Deed hereby instructs, authorises, requests, directs and empowers the Italian Noteholder to enter into the Italian Amendment Agreement or any other document required to give effect to the amendments contemplated by Italian Amendment Agreement or incidental to the amendments contemplated by the Italian Amendment Agreement to perform the transactions contemplated by the Italian Amendment Agreement and to give the instructions in Clause 18.7 below.

18.7	Each of the Dutch Security Trustee in respect of the Dutch FleetCo, the French Security Trustee in respect of the French FleetCo, the German Security Trustee in respect of the German FleetCo, the Spanish Security Trustee in respect of the Spanish FleetCo and the Italian Noteholder in respect of the Italian FleetCo (in each case, acting on the instructions of the Issuer Security Trustee pursuant to Clauses 18.2, 18.3, 18.4, 18.5 and 18.6 above (as applicable)) authorises, requests, directs and empowers the applicable FleetCo to enter into the relevant Amendment Agreements and the Supplemental Security Documents to which each is a party to or any other document required to give effect to the amendments contemplated by the Amendment Agreements and the Supplemental Security Documents to which each is a party to or incidental to the amendments contemplated by the Amendment Agreements and the Supplemental Security Documents to which each is a party to, to perform the transactions contemplated by the Amendment Agreements and the Supplemental Security Documents to which each is a party to insofar as and to the extent that the Related Documents provide that the FleetCos require the consent of the applicable FleetCo Security Trustee and/or the Italian Noteholder (as the case may be).

18.8	Each party to this Deed waives for the purposes of the amendments set out in each of Clause 3 (Amendment of the Issuer Facility Agreement), Clause 4 (Amendment of the Master Definitions and Constructions Agreement) and Clause 5 (Amendment of the Original Tax Deed of Covenant) above, any and all formalities described in and required by the Security Trustees in the Related Documents in connection with the execution of this Deed (provided that, in the case of the Issuer Security Trustee, it is acknowledged by the parties hereto that such waiver is made at the direction of the Required Noteholders, and in the case of the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee at the direction of the Issuer Security Trustee, and where applicable, the FCT Noteholder, each of whom by signing this Deed makes and acknowledges such directions).

18.9	The FCT Noteholder by its signing of this Deed hereby instructs, authorises, requests, directs and empowers the French Security Trustee to enter into this Deed and the FCT Supplemental Transfer Deed, and to perform the transactions that this Deed and the FCT Supplemental Transfer Deed contemplates, pursuant to clause 12 of the French Facility Agreement.

18.10	Each party to this Deed discharges and exonerates each Security Trustee from any and all liability for which it may have become or may become responsible under the Related Documents in respect of the execution of this Deed or the implementation thereof.

19.	Governing Law

19.1	This Deed, and any non-contractual obligations arising out of or in connection with it, shall be governed by the laws of England and Wales. Clause 11.2 (Continuing Security: Issuer Security) insofar as it relates to the Issuer Security Trust Deed will be governed by the laws of England and Wales.

19.2	Clause 11 (Further Assurance and Continuing Security), insofar as it relates to the security created pursuant to the Issuer Accounts Deed of Charge, the German FleetCo Shares Pledge, the German FleetCo Irish Account Pledge Agreement and any non-contractual obligations arising out of or in connection with them shall be governed by the laws of Ireland.

19.3	Clause 11 (Further Assurance and Continuing Security), insofar as it relates to the security created pursuant to Dutch Security Documents, the Dutch Supplemental Security Documents and any non-contractual obligations arising out of or in connection with them shall be governed by the laws of the Netherlands.

19.4	Clause 11.6 (Continuing Obligations), insofar as it relates to the security created pursuant to Italian Security Documents, and any non-contractual obligations arising out or in connection with them shall be governed by the laws of Italy.

20.	Enforcement

20.1	Jurisdiction of the English courts

20.1.1	The parties agree that the courts of England have exclusive jurisdiction to hear and settle any action, suit, proceeding or dispute arising out of or in connection with this Deed and therefore irrevocably submit to the jurisdiction of those courts and Clause 11 (Further Assurance and Continuing Security) insofar as it relates to the security created pursuant to the Issuer Security Trust Deed.

20.1.2	The parties agree that the courts of England are an appropriate and convenient forum to settle disputes between them in connection with all clauses and, accordingly, the parties will not argue to the contrary.

20.2	Jurisdiction of the Irish courts

The parties agree that the courts of Ireland have exclusive jurisdiction to hear and settle any action, suit, proceeding or dispute arising out of or in connection with Clause 11 (Further Assurance and Continuing Security), insofar as it relates to the security created pursuant to the Issuer Accounts Deed of Charge, the German FleetCo Shares Pledge, the Italian Note Accounts Security Deed and the German FleetCo Irish Account Pledge Agreement.

20.3	Jurisdiction of the Dutch courts

The parties agree that the courts of the Netherlands have exclusive jurisdiction to hear and settle any action, suit, proceeding or dispute arising out of or in connection with Clause 11 (Further Assurance and Continuing Security), insofar as it relates to the security created pursuant to the Dutch Security Documents and the Dutch Supplementary Security Documents.

20.4	Jurisdiction of the Italian courts

The parties agree that the courts of Italy have exclusive jurisdiction to hear and settle any action, suit, proceeding or dispute arising out of or in connection with Clause 11.6 (Continuing Obligations), insofar as it relates to the security created pursuant to the Italian Security Documents.

20.5	Jurisdiction of the German courts

The parties agree that the courts of Germany have exclusive jurisdiction to hear and settle any action, suit, proceeding or dispute arising out of or in connection with Clause 11.4 (Continuity Security: German Security) insofar as it relates to the security created pursuant to the German law governed German Security Documents or the Fourth German Account Pledge Agreement.

20.6	Jurisdiction of the French courts

The parties agree that the Commercial Court of Paris (Tribunal de Commerce de Paris) has exclusive jurisdiction to hear and settle any action, suit, proceeding or Clause 11.5 (Continuity Security: French Security) insofar as it relates to the security created pursuant to the French Security Documents.

20.7	Service of process

20.7.1	Each of the Issuer, the Subordinated Noteholder, Dutch FleetCo, Dutch OpCo, French FleetCo, French OpCo, German FleetCo, German OpCo, Spanish FleetCo, Spanish OpCo, Italian FleetCo and Italian Opco agrees that the process by which any proceedings before the English courts arising out of or in connection with this Deed or any other Related Document may be served on it is by being delivered to Hertz Europe Limited of Hertz House, 11 Vine Street, Uxbridge, Middlesex UB8 1QE and if the appointment of a process agent by a party ceases to be effective, each such party shall immediately appoint another person in England as its process agent in respect of this Deed and notify the other parties of the appointment and, if such party to a Related Document fails to appoint such further person, the Issuer Security Trustee may appoint another agent for this purpose. Each of the Issuer, the Subordinated Noteholder, Dutch FleetCo, Dutch OpCo, French FleetCo, French OpCo, German FleetCo, German OpCo, Spanish FleetCo, Spanish OpCo, Italian FleetCo and Italian OpCo further agrees that failure by an agent for service of process to notify such party to a Related Document of such process will not invalidate the proceedings concerned.

20.7.2	Without prejudice to any other mode of service allowed for under any relevant law, the Issuer agrees that the process by which any proceedings before the Irish courts arising out of in connection with the relevant provisions of this Deed or any Related Document which may be governed by Irish law may be served on International Fleet Financing No. 2 B.V.'s principal place of business by being delivered to Fourth Floor, 3 George's Dock, IFSC Dublin 1, Ireland. If the appointment of the process agent by the Issuer ceases to be effective, the Issuer shall immediately appoint another person in Ireland as its process agent in respect of this Deed and notify the other parties of the appointment and, if the Issuer fails to appoint such further person, the Issuer Security Trustee may appoint another agent for this purpose. The Issuer further agrees that failure by an agent for service of process to notify such party to a Related Document of such process will not invalidate the proceedings concerned.

20.7.3	Without prejudice to any other mode of service allowed for under any relevant law, the Issuer agrees that the process by which any proceedings before the courts of the Netherlands arising out of in connection with the relevant provisions of this Deed or any Related Document which may be governed by the law of the Netherlands may be served on the Issuer by being delivered to Hertz Automobielen Nederland B.V. at Scorpius 120, 2132 LR Hoofddorp, the Netherlands. If the appointment of the process agent by the Issuer ceases to be effective, the Issuer shall immediately appoint another person in the Netherlands as its process agent in respect of this Deed and notify the other parties of the appointment and, if the Issuer fails to appoint such further person, the Issuer Security Trustee may appoint another agent for this purpose. The Issuer further agrees that failure by an agent for service of process to notify such party to a Related Document of such process will not invalidate the proceedings concerned.

IN WITNESS WHEREOF, the Parties have caused this Deed to be executed as a deed on the day and year first before written.

Schedule 1
Conditions Precedent

1.	Corporate Documents

1.1	A copy of the constitutional documents of HHN2, Issuer, the Issuer Administrator, the Stuurgroep Holland B.V., each FleetCo, each OpCo and the Italian Fleet Servicer (certified as a true copy by an authorised signatory of the relevant entity) (it being acknowledged that, in lieu of constitutional documentation, Spanish FleetCo will provide documentation evidencing the establishment of the Spanish branch of Stuurgroep Fleet (Netherlands) B.V.).

1.2	A copy of (a) a board resolution of each of HHN2, the Issuer, the Issuer Administrator, Stuurgroep Holland B.V., each FleetCo (other than French FleetCo), each OpCo (other than French OpCo) and the Italian Fleet Servicer and (b) a shareholder resolution of each of French FleetCo, French OpCo, Dutch FleetCo, Dutch OpCo and HHN2, in each case, approving the execution, delivery and performance of each of the relevant Amendment Agreements and Related Documents to which it is a party and the terms and conditions thereof and authorising a named person or persons to sign the relevant Amendment Agreements and Related Documents and any documents, notices or requests to be delivered by the relevant entity pursuant to any such document (certified as a true copy by an authorized signatory of the relevant entity).

1.3	A specimen of the signature of each person authorised by the board/shareholder resolutions referred to in paragraph 1.2 above in relation to the relevant Amendment Agreements and Related Documents and any documents, notices or requests to be delivered by the relevant entity pursuant to any such document.

1.4	A solvency certificate of HHN2, the Issuer, the Issuer Administrator, Stuurgroep Holland B.V., each FleetCo, each OpCo and Italian Fleet Servicer (it being acknowledged that a single solvency certificate will be provided in respect of Dutch FleetCo and Spanish FleetCo jointly).

1.5	A certificate executed by a director of each of HHN2, the Issuer, Stuurgroep Holland B.V., each FleetCo, each OpCo and Italian Fleet Servicer confirming that no Potential Amortization Event, Amortization Event, Liquidation Event, Potential Lease Event of Default, Lease Event of Default, Potential Leasing Company Amortization Event, Leasing Company Amortization Event or Servicing Transfer Event has occurred and is continuing.

1.6	A power of attorney in respect of each of the Hertz entities which are parties to the agreements amended on the Seventh Amendment Date.

2.	Transaction documents

2.1	Each Amendment Agreement and Related Document duly executed by each of the parties thereto.

2.2	The Spanish Additional Extension and Ratification Agreement duly executed by each of the parties thereto.

2.3	Each of the Supplemental Security Documents are duly executed by each of the parties thereto.

2.4	The Upfront Fee Letter duly executed by each of the parties thereto.

2.5	The Program Fee Letter duly executed by each of the parties thereto.

2.6	A Transaction Summary.

2.7	The FCT Supplemental Transfer Deed.

3.	Legal opinions

3.1	Italian law legal opinion from White & Case LLP in respect of the capacity of the Italian FleetCo, Italian Fleet Servicer and Italian OpCo to enter into the Issuer Amendment Deed and Italian Amendment Agreement to which they are a party.

3.2	Italian law legal opinion from Clifford Chance Italy as to the enforceability of certain Italian provisions of the Issuer Amendment Deed and the Italian Amendment Agreement.

3.3	English law legal opinion from White & Case LLP in respect of the capacity of the Issuer Administrator to enter into the Issuer Amendment Deed and Supplemental Security Documents to which it is a party.

3.4	English law legal opinion from Clifford Chance LLP in respect of the enforceability of the Issuer Amendment Deed, the Third Supplemental Security Trust Deeds, the Upfront Fee Letter and the Program Fee Letter.

3.5	Dutch law legal opinion from De Brauw Blackstone Westbroek London N.V. in respect of the capacity of the Issuer, Hertz Holdings Netherlands 2 B.V., Stuurgroep Holland B.V., Dutch FleetCo, Dutch OpCo and Spanish FleetCo to enter into the Issuer Amendment Deed, the Spanish Additional Extension and Ratification Agreement, the Dutch Supplemental Security Documents, the Third Supplemental Spanish Security Trust Deed, the Third Supplemental German Security Trust Deed, the Italian Amendment Agreement, the Upfront Fee Letter and the Program Fee Letter (as applicable) to which they are a party.

3.6	Dutch law legal opinion from Clifford Chance LLP as to the enforceability of certain Dutch provisions of the Issuer Amendment Deed and Dutch Supplemental Security Documents.

3.7	French law legal opinion from White & Case LLP in respect of the capacity of French FleetCo and French OpCo to enter into the Issuer Amendment Deed and the French Supplemental Security Documents to which they are a party.

3.8	French law legal opinion from Clifford Chance Europe LLP as to the enforceability and validity of the French Supplemental Security Documents.

3.9	German law legal opinion from White & Case LLP in respect of the capacity of German OpCo to enter into the Issuer Amendment Deed and the Fourth German Account Pledge Agreement to which it is a party.

3.10	German law legal opinion from Clifford Chance Partnerschaft mit beschränkter Berufshaftung as to the enforceability of the Fourth German Account Pledge Agreement.

3.11	Irish law legal opinion from Walkers (Ireland) LLP in respect of the capacity of German FleetCo to enter into the Issuer Amendment Deed, the Third Supplemental German Security Trust Deed and the Fourth German Account Pledge Agreement to which it is a party.

3.12	Irish law legal opinion from Arthur Cox LLP as to the enforceability of certain Irish provisions of the Issuer Amendment Deed.

3.13	Spanish law legal opinion from White & Case LLP in respect of the capacity of Spanish OpCo to enter into the Issuer Amendment Deed and Spanish Additional Extension and Ratification Agreement to which it is a party.

3.14	Spanish law legal opinion from Clifford Chance, S.L.P. as to the enforceability of the Spanish Additional Extension and Ratification Agreement.

3.15	Jersey law legal opinion from Mourant Ozannes (Jersey) LLP in respect of the capacity of the Trustee of Hertz Funding France Trust to enter into the Issuer Amendment Deed.

4.	Tax opinions and memos

4.1	Memorandum on U.S. Entity Classification Election from Deloitte.

4.2	Confirmation emails in respect of:

(a)	tax and VAT opinions from Clifford Chance Italy in respect of Italian tax and Italian VAT ;

(b)	tax liquidation memorandum from Clifford Chance Italy in respect of Italian tax;

(c)	VAT memorandum (on, inter alia, tax administration and compliance issues, and arrangements, including the VAT consolidation agreement) from Maisto e Associati in respect of Italian VAT;

(d)	memorandum from Maisto e Associati (on, inter alia, car taxes and registration duties in Italy, and ATAD II in respect of Italy);

(e)	KPMG Avocats' French tax and French VAT opinions and French tax/VAT liquidation memorandum;

(f)	Spanish tax opinion and Spanish tax liquidation memorandum from Clifford Chance, S.L.P.;

(g)	Deloitte Spanish VAT memorandum;

(h)	Clifford Chance Partnerschaft mit beschränkter Berufshaftung von Rechtsanwälten, Steuerberatern und Solicitors' German tax opinion and German tax liquidation memorandum;

(i)	Irish tax and Irish VAT from Walkers (Ireland) LLP;

(j)	the Entity Classification Election from Walkers (Ireland) LLP (confirming that it does not affect the Irish tax and VAT opinion of Walkers (Ireland) LLP);

(k)	Dutch tax opinion and Dutch tax liquidation memorandum from Clifford Chance LLP in respect of Dutch tax;

(l)	Dutch VAT compliance memorandum from KPMG Netherlands;

(m)	Dutch VAT liquidation memorandum from KPMG Netherlands; and

(n)	Dutch memorandum with respect to the characterisation of the Dutch leasing position,

confirming that there has been no relevant change in law or published practice in relation to the respective contents thereof which would impact the analysis or advice previously provided.

5.	Bringdown Confirmations of Legal Analysis and Memos

5.1	Bringdown confirmations letter in respect of the:

(a)	(1) bankruptcy remoteness memo in respect of Italian FleetCo; (2) securitisation memo relating to the analysis of Italian securitisation law in connection with a securitisation of registered movable assets by Italian FleetCo; (3) insolvency and vehicle repossession in respect of Italian FleetCo; (4) third party rights memorandum respect of Italy; (5) effectiveness of retention of title analysis in respect of Italy; (6) set-off analysis in respect of Italy; (7) Italian memorandum relating to labour law issues in Italy; (8) Italian insurance analysis memorandum, in each case from Clifford Chance, Milan;

(b)	bankruptcy remoteness memo of the Issuer and German Fleetco from Arthur Cox LLP in respect of Irish law;

(c)	(1) third party rights memo, (2) effectiveness of retention of title analysis, (3) whether leasing activities are licensable and (4) set-off from Clifford Chance Partnerschaft mit beschränkter Berufshaftung von Rechtsanwälten, Steuerberatern und Solicitors in respect of German FleetCo which was delivered on 25 September 2018;

(d)	(1) effectiveness of retention of title analysis, (2) set-off, (3) bankruptcy remoteness memo and (4) insolvency and vehicle repossession analysis from Clifford Chance LLP in respect of the Netherlands;

(e)	(1) vehicle repossession analysis third party rights memo, (2) insolvency memo in respect of Spanish FleetCo, (3) set-off, (4) effectiveness of retention of title analysis, (5) potential interference of any landlord/owners rights memo, and (6) labour law memo from Clifford Chance LLP which was delivered on 25 September 2018; and

(f)	(1) third party rights memo, (2) effectiveness of retention of title analysis and (3) set-off from Clifford Chance LLP in respect of French FleetCo which was delivered on 25 September 2018,

confirming that there has been no relevant change in law or published practice in relation to the respective contents thereof which would impact the analysis or advice previously provided.

6.	Miscellaneous

6.1	A certified structure chart of the Hertz group

6.2	A certificate executed by a director of the Issuer and each FleetCo (other than the Italian FleetCo) which confirms that all security remains in place and is both valid and effective.

6.3	New note certificates are issued in respect of the Class A Notes.

6.4	An updated copy of the note register for the Class A Notes.

6.5	Evidence that any fees, costs and expenses then due from the Issuer pursuant to Clause 3 (Interest, Fees and Costs) of the Issuer Facility Agreement have been paid or will be paid by or on the Seventh Amendment Date.

6.6	With respect to France only, a list of the relevant Manufacturers or Dealers under the relevant Vehicle Purchasing Agreement or Sale Agreements entered into by French FleetCo.

6.7	The effective global rate (TEG) letter duly executed by French FleetCo and the French Lender.

Schedule 2
Notice Details

NAME OF PARTY	ADDRESS AND NOTICE DETAILS
Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder, Spanish Noteholder, Italian Noteholder, Chargor and a Securitisation Company Shareholder INTERNATIONAL FLEET FINANCING NO. 2 B.V.	INTERNATIONAL FLEET FINANCING NO.2 B.V. Address: Fourth Floor 3 George's Dock IFSC Dublin 1, Ireland Telephone: [*] Fax: [*] Email: [*]
Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer HERTZ AUTOMOBIELEN NEDERLAND B.V.	HERTZ AUTOMOBIELEN NEDERLAND B.V. Address: Scorpius 120, 2132 LR Hoofddorp The Netherlands Email: [*] Attention: Bryn Davies / Falguni Bagchi
Dutch FleetCo and Dutch Lessor STUURGROEP FLEET (NETHERLANDS) B.V.

STUURGROEP FLEET (NETHERLANDS) B.V.

Address: Scorpius 120,

2132 LR Hoofddorp

The Netherlands

Email: [*]

Attention: Bryn Davies / Falguni Bagchi

With a copy to the board of directors:

INTERTRUST MANAGEMENT B.V.

Address: Basisweg 10,

1043 AP Amsterdam

The Netherlands

Telephone: [*]

Fax: [*]

Email: [*]

Attention: Kristina Adamovich

Spanish FleetCo and Spanish Lessor STUURGROEP FLEET (NETHERLANDS) B.V. SUCURSAL EN ESPAÑA

STUURGROEP FLEET (NETHERLANDS) B.V., SPANISH BRANCH

Address: Calle Jacinto Benavente, 2, Edificio B, 3ª planta

Las Rozas de Madrid, Madrid

Spain

Telephone: [*]

Email: [*]

Attention: Maria José Porrero Valor / Bryn Davies / Falguni Bagchi

With a copy to the board of directors:

INTERTRUST MANAGEMENT B.V.

Address: Basisweg 10,

1043 AP Amsterdam

The Netherlands

Telephone: [*]

Fax: [*]

Email: [*]

Attention: Kristina Adamovich

French OpCo, French Lessee, French Administrator, French Servicer and a Securitisation Company Shareholder HERTZ FRANCE S.A.S.	HERTZ FRANCE S.A.S. Address: Immeuble Diagonale Sud, 6 avenue Gustave Eiffel, Bâtiment A1, 78180 Montigny-Le-Bretonneux, France Email: [*] Attention: Bryn Davies / Falguni Bagchi

French FleetCo and French Lessor RAC FINANCE S.A.S

RAC FINANCE S.A.S.

Address: Immeuble Diagonale Sud 6 Avenue Gustave Eiffel Bâtiment A1, 78180, Montigny-le-Bretonneux, 487 581 498 RCS Versailles, France

Email: [*]

Attention: Bryn Davies / Falguni Bagchi

With a copy to:

TMF France Management S. À.R.L, President

Attention: Mrs. Alina Jouot Guralnik

Email: [*]

Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer HERTZ DE ESPAÑA S.L.U.

HERTZ DE ESPAÑA S.L.U

Address: Calle Jacinto Benavente, 2, Edificio B, 3ª planta

Las Rozas de Madrid, Madrid

Spain 28232

Telephone: [*]

Email: [*]

Attention: Nuria Serrano Gómez / Bryn Davies / Falguni Bagchi

German OpCo, German Lessee and German Servicer HERTZ AUTOVERMIETUNG GMBH	HERTZ AUTOVERMIETUNG GMBH Address: Grenzweg 2, 65451 Kelsterbach, Germany Email: [*] Attention: Bryn Davies/Falguni Bagchi

German FleetCo and German Lessor HERTZ FLEET LIMITED

HERTZ FLEET LIMITED

Address: Hertz Europe Service Centre

Swords Business Park, Swords, Dublin,

Ireland

Telephone: [*]

Fax: [*]

Email: [*]

Attention: Bryn Davies / Falguni Bagchi

With a copy to:

[*]

Attention: The Directors

Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee BNP PARIBAS TRUST CORPORATION UK LIMITED	BNP PARIBAS TRUST CORPORATION UK LIMITED Address:10 Harewood Avenue London NW1 6AA United Kingdom Fax: [*] Email: [*]
Issuer Administrator and German Administrator HERTZ EUROPE LIMITED	HERTZ EUROPE LIMITED Address: Hertz House, 11 Vine Street Uxbridge UB8 1QE United Kingdom Email: [*] Attention: Bryn Davies/Falguni Bagchi
French Lender, Class A Funding Agent and FCT Servicer BNP PARIBAS S.A.	BNP PARIBAS S.A. Address 16 boulevard des Italiens 75009 Paris Telephone: [*] Facsimile: [*] Email: [*] Attention: Iyadh Laalai / Carine Giubergia

Administrative Agent, Class A Committed Note Purchaser and Class A Funding Agent CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

Address: 12 Place des Etats-Unis

CS 70052

92547 Montrouge Cedex

France

Telephone: [*]

Fax: [*]

Email: [*]

Attention: MO SECURITIZATION CACIB/CAROLE D'HAEYERE-STEPHANE BOITEUX

Class A Conduit Investor and Class A Committed Note Purchaser MATCHPOINT FINANCE PLC

MATCHPOINT FINANCE PLC

Address: Charlotte House

Charlemont Street

Dublin 2

D02 NV26

Ireland

Telephone: [*]

Fax: [*]

Email: [*]

Attention: The Directors

With a copy to Investment Manager:

BNP PARIBAS S.A., LONDON BRANCH

Address: 10 Harewood Avenue

London NW1 6AA

United Kingdom

Telephone: [*]

Fax: [*]

Email: [*]

Attention: Asset Finance and Securitisation (Conduit)

Class A Funding Agent BNP PARIBAS S.A.	BNP PARIBAS S.A. Address: Capital Markets EMEA (CIB) - Securitised Products Group 37 place du Marché Saint Honoré - 75001 Paris France Telephone: [*] [*] Attention: Securitised Products Group
Class A Committed Note Purchaser and Class A Funding Agent DEUTSCHE BANK AG, LONDON BRANCH	DEUTSCHE BANK AG, LONDON BRANCH Address: 21 Moorfields London EC2Y 9DB United Kingdom Telephone: [*] Fax: [*] Email: [*] Attention: Martina Rossi / Harlan Rothman/ Natasha Bharucha
Class A Committed Note Purchaser and Class A Funding Agent BARCLAYS BANK PLC	BARCLAYS BANK PLC Address: 1 Churchill Place, Canary Wharf, London E14 5HP Telephone: [*] Fax: [*] Email: [*] Attention: Sean White/ Sevdalina Shiderova / Kevin Vanistendael

Class A Committed Note Purchaser and Class A Funding Agent HSBC CONTINENTAL EUROPE (formerly known as HSBC France)	HSBC CONTINENTAL EUROPE Address: 38, Avenue Kléber, 75116 Paris Telephone: [*] Fax: N/A Email: [*] Attention: Guillaume BOUET / Edouard de NEYRIEU
Class A Committed Note Purchaser and Class A Conduit Investor MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.	MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T. Address: 127 rue Amelot 75011 Paris France Telephone: [*] Email: [*] Attention: Sophie TUIL / Nicolas CHRISTOPHOROV
Class A Funding Agent NATIXIS S.A.	NATIXIS S.A. Address: 7 promenade Germaine Sablon, 75013 Paris, France Telephone: [*] Fax: [*] Email: [*] Attention: Caroline PEDREGNO / Frédérique PERRIER

Class A Conduit Investor IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY

Address:1-2 Victoria Buildings

Haddington Road

Dublin 4

Ireland

Telephone: [*]

Fax: [*]

Email: [*]

Attention: Kathleen Athayde/ Gustavo Nicolosi

And

ROYAL BANK OF CANADA, LONDON BRANCH

Address: 100 Bishopsgate

London EC2N 4AA

Telephone: [*]

Fax: N/A

Email: [*]

Attention: Securitization Finance

Class A Committed Note Purchaser and Class A Funding Agent ROYAL BANK OF CANADA, LONDON BRANCH

ROYAL BANK OF CANADA, LONDON BRANCH

Address: 100 Bishopsgate

London EC2N 4AA

Telephone: [*]

Fax: N/A

Email: [*]

Attention: Securitization Finance

And

ROYAL BANK OF CANADA

Address: 200 Vesey Street

New York, NY 10281 8098

Telephone: [*]

Fax: [*]

Email: [*]

Attention: Securitization Finance

With a copy to:

RBC CAPITAL MARKETS

Address: Two Little Falls Center

2571 Centerville Road, Suite 212

Wilmington, DE 19808

Telephone: [*]

Fax: [*]

Email: [*]

Attention: Securitization Finance

Class A Committed Note Purchaser and Class A Conduit Investor GRESHAM RECEIVABLES (NO. 32) UK LIMITED

GRESHAM RECEIVABLES (NO. 32) UK LIMITED

Address: C/O Wilmington Trust Sp Services (London) Limited

Third Floor

1 King's Arms Yard

London, EC2R 7AF

United Kingdom

Telephone: [*]

Fax: N/A

Email: [*]

Attention: Mrs Mignon Clarke-Whelan

Class A Funding Agent LLOYDS BANK PLC

LLOYDS BANK PLC

Address: 10 Gresham Street

London EC2V 7AE

Telephone:

Fax: N/A

Email: [*]

Attention: Michael Hodgson / Vincent Fernandes / Akash Reghunath / Edward Leng / Diana Turner / Selina Ko / Donatella Tijani

Class A Committed Note Purchaser and Class A Funding Agent BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

Address: Two Park Place Hatch Street, Dublin 2, Ireland

Telephone: [*]

Attention: Andrei Gozia, Kristina Zvierievych and Manuel Weller

Email: [*]

Operations queries: [*]

Loan queries: [*]

HIL HERTZ INTERNATIONAL LIMITED	HERTZ INTERNATIONAL LIMITED 8501 Williams Road Estero FL 33928 Attention: M. David Galainena Email: [*]

HHN2, Subordinated Noteholder, Subordinated Note Registrar, Chargor and a Securitisation Company Shareholder HERTZ HOLDINGS NETHERLANDS 2 B.V.	HERTZ HOLDINGS NETHERLANDS 2 B.V. Address: Scorpius 120, 2132 LR Hoofddorp, The Netherlands Email: [*] Attention: Bryn Davies/Falguni Bagchi/Mohammad Torkamanzehi
THC and Guarantor THE HERTZ CORPORATION

Address: 8501 Williams Road, Estero, Florida 33928

Telephone: [*]

Fax: [*]

Attention:          Treasurer

With copies to:

The Hertz Corporation

8501 Williams Road

Estero, Florida 33928

Attention: Treasurer

Telephone: (201) 307-2332

with copies to (that will not constitute notice):

The Hertz Corporation

8501 Williams Road

Estero, Florida 33928

Attention: General Counsel

Wilmington and a Securitisation Company Shareholder WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED Address: Fourth Floor 3 George's Dock IFSC Dublin 1, Ireland Telephone: [*] Fax: [*] Email: [*]

FCT Management Company on behalf of FCT Yellow CAR EUROTITRISATION S.A.	EUROTITRISATION Address:12 rue James Watt, 93200 Saint Denis, France Telephone: [*] Email: [*] Attention: FCT Manager
A Securitisation Company Shareholder STUURGROEP HOLLAND B.V.	STUURGROEP HOLLAND B.V. Address: Scorpius 120, 2132 LR Hoofddorp The Netherlands Email: [*] Attention of: John Finch and Bryn Davies
TMF Sàrl TMF FRANCE MANAGEMENT S. À.R.L	TMF FRANCE MANAGEMENT S. À.R.L 3-5, rue Saint George 75009 Paris France Attn: Mrs. Alina Jouot Guralnik Tel: [*] Fax: [*] Email: [*]
TMF SAS TMF FRANCE S.A.S.	TMF FRANCE SAS 3-5, rue Saint George 75009 Paris France Attn: Mrs. Alina Jouot Guralnik Tel: [*] Fax: [*] Email: [*]

Trustee of the Hertz Funding France Trust and a Securitisation Company Shareholder APEX GROUP TRUSTEE SERVICES LIMITED	APEX GROUP TRUSTEE SERVICES LIMITED Address: IFC 5 St. Helier Jersey JE1 1ST Channel Islands Telephone: [*] Fax: [*] Email: [*] Attention: John Pendergast
FCT Custodian BNP PARIBAS S.A.	BNP PARIBAS S.A. Address: ACI: CPA05A1, Grands Moulins de Pantin, 9 rue du Débarcadère, 93500 Pantin Email: [*] Attention: FCT Yellow CAR
FCT Registrar BNP PARIBAS S.A.	BNP PARIBAS S.A. Address: 9 rue du débarcadère, 93500 Pantin Email: [*] Attention: Clients FCPR OPCI
FCT Paying Agent BNP PARIBAS S.A.	BNP PARIBAS S.A. Address: AFS-FCPR-FCPI processing 9, rue du débarcadère, 93500 Pantin E-mail: [*] Attention: FCT Yellow CAR

FCT Account Bank BNP PARIBAS S.A.	BNP PARIBAS S.A. Address:9 rue débarcadère, 93500 Pantin Fax: [*] Fax: [*] Email: [*] Email: [*]

Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back- Up Administrator, Spanish Back-Up Administrator and Italian Back-Up Administrator

TMF SFS MANAGEMENT B.V.

TMF SFS MANAGEMENT B.V. Address: Herikerbergweg 238, Luna Arena, 1101 CM Amsterdam, The Netherlands Telephone: [*] Fax: [*] Email: [*] Attention: The Managing Director
Dutch Liquidation Co- ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator, Spanish Liquidation Co-ordinator and Italian Liquidation Co-ordinator KPMG ADVISORY SAS	KPMG ADVISORY SAS Address: Tour Eqho - 2 avenue Gambetta - 92066 Paris La Défense Cedex (France) Telephone: [*] Email: [*] Attention: Pascal Bonnet / Rémy Boulesteix
Registrar BNP PARIBAS, LUXEMBOURG BRANCH	BNP PARIBAS, LUXEMBOURG BRANCH Address: 60, avenue J.F. Kennedy, L-1855 Luxembourg (Postal Address: L – 2085 Luxembourg) Telephone: [*] Fax: [*] Email: [*] Attention: Corporate Trust Operations

Issuer Account Bank, German Account Branch (Irish Branch) BNP PARIBAS S.A., DUBLIN BRANCH	BNP PARIBAS S.A., DUBLIN BRANCH Address: Termini, 3 Arkle Road, Sandyford, Dublin, D18 C9C5 Telephone: [*] Email: [*] Attention: BNPP Dublin Branch Legal Team / Caroline Carty
Italian Notes Custodian BNP PARIBAS S.A., DUBLIN BRANCH	BNP PARIBAS S.A., DUBLIN BRANCH Address: Termini, 3 Arkle Road, Sandyford, Dublin, D18 C9C5 Telephone: [*] Email: [*] Attention: Caroline Carty
French Account Bank BNP PARIBAS S.A.	BNP PARIBAS S.A. Address: Centre d’Affaires La Défense Entreprises 85-93 Rue des 3 Fontanot 92000 Nanterre Telephone : [*] Fax: - Email: [*] Attention: Miss Kmar LAIB
Spanish Account Bank BNP PARIBAS S.A., SPANISH BRANCH	BNP PARIBAS S.A., SPANISH BRANCH Address: C/ Emilio Vargas, 4 – 28043 Madrid Telephone: [*] Email: [*] Attention: Departamento de Contracting: Mrs. Silvia Juarez / Mr. Fernando Sousa
Dutch Account Bank BNP PARIBAS S.A., NETHERLANDS BRANCH	BNP PARIBAS S.A., NETHERLANDS BRANCH. Address: Herengracht 595, 1017 CE Amsterdam, the Netherlands Telephone: [*] Email: [*] Attention: Robbert Dooijes (Senior Cash Management Officer)

Italian Account Bank BANCA NAZIONALE DEL LAVORO S.P.A	Address: Piazza Lina Bo Bardi n. 3, 20124, Milan, Italy Telephone: [*] Email: [*] Attention: Luca Tomasi
Italian Paying Agent and Italian Payment Account Bank BNP PARIBAS, ITALIAN BRANCH	Address: Piazza Lina Bo Bardi 3 20124 Milan, Italy Email: [*] Attention: Securities Services – Corporate Trust Services
Italian FleetCo Corporate Services Provider and Italian Master Servicer BANCA FINANZIARIA INTERNAZIONALE S.P.A.	Address: Via Vittorio Alfieri 1 – 31015 Conegliano Telephone: [*] Email: [*] Attention: Managing Director
Italian Fleet Seller, Italian Administrator and Italian Fleet Servicer HERTZ FLEET ITALIANA SRL	Address: Via Galileo Galilei, 2 - 39100 Bolzano (BZ) Telephone: [*] Email: [*] Attention: Albana Qoshku
Italian OpCo and Italian Lessee HERTZ ITALIANA S.R.L	Address: Via del Casale Cavallari, 204 – 00145 Rome (RM) Telephone: [*] Email: [*] Attention: Daniela Dei Agnoli
Italian FleetCo and Italian Lessor IFM SPV S.R.L.	Address: Via Galileo Galilei 2, 39100 Bolzano (BZ), Italy Telephone: [*] Email: [*] Attention: Legal Representative

Schedule 3

Temporary Increase Period – Amended Schedule 2 – Part 6 to the Issuer Facility Agreement

PART 6 – SEVENTH AMENDMENT DATE

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 8.79%

Class A Maximum Investor Group Principal Amount: € 129,000,000

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Funding Agent and a Class A Committed Note Purchaser

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 14.31%

Class A Maximum Investor Group Principal Amount: € 210,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

BARCLAYS BANK PLC, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

ROYAL BANK OF CANADA, Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

ROYAL BANK OF CANADA, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Schedule 4
Amended Schedule 2 – Part 6 to the Issuer Facility agreement

PART 6 – SEVENTH AMENDMENT DATE

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.01%

Class A Maximum Investor Group Principal Amount: € 129,000,000

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Funding Agent and a Class A Committed Note Purchaser

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 14.12%

Class A Maximum Investor Group Principal Amount: € 182,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

BARCLAYS BANK PLC, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

ROYAL BANK OF CANADA, Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

ROYAL BANK OF CANADA, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

EXECUTION PAGE

INTERNATIONAL FLEET FINANCING NO. 2 B.V.

as Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder, Spanish Noteholder, Italian Noteholder, Chargor and a Securitisation Company Shareholder

EXECUTED as a DEED	)
by INTERNATIONAL FLEET FINANCING	) /s/ Bryn Cavers-Davies
NO. 2 B.V. acting by its duly authorised attorney:	)

Bryn Cavers-Davies
Name:

Mohammad Torkaman

In the presence of:

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 1 of 49 – International Fleet Financing No. 2 B.V.

SIGNED AND DELIVERED as a DEED	)
for and on behalf of	)
WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED	)

As a Securitisation Company Shareholder.

/s/ Claudio Borza
by its lawfully appointed attorney:	(Attorney signature)
in the presence of:

/s/ William Dineen
(Witness' Signature)

William Dineen
(Witness' Name)

Fourth Floor 3 George’s Dock IFSC Dublin 1
(Witness' Address)

Intern
(Witness' Occupation)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 2 of 49 – Wilmington Trust SP Services (Dublin) Limited

HERTZ AUTOMOBIELEN NEDERLAND B.V.

as Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer

EXECUTED as a DEED by	)
HERTZ AUTOMOBIELEN NEDERLAND	)
B.V. acting by its duly authorised	) /s/ Bryn Cavers-Davies
attorney:	)

Bryn Cavers-Davies
Name:	Authorised Signatory

Mohammad Torkaman

In the presence of:

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 3 of 49 – Hertz Automobielen Nederland B.V.

STUURGROEP FLEET (NETHERLANDS) B.V.

as Dutch FleetCo and Dutch Lessor

EXECUTED as a DEED by	)
STUURGROEP FLEET(NETHERLANDS))
B.V. acting by its duly authorised	)
attorney:	)

/s/ Bryn Cavers-Davies
Name: Bryn Cavers-Davies

In the presence of:

Mohammad Torkaman

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 4 of 49 – Stuurgroep Fleet (Netherlands) B.V.

STUURGROEP HOLLAND B.V.

as a Securitisation Company Shareholder

EXECUTED as a DEED by	)
STUURGROEP HOLLAND B.V.	) /s/ Bryn Cavers-Davies
acting by its duly authorised attorney:	)

Bryn Cavers-Davies
Name:
Title: Authorised Signatory

In the presence of:

Mohammad Torkaman

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 5 of 49 – Stuurgroep Holland B.V.

STUURGROEP FLEET (NETHERLANDS) B.V. SUCURSAL EN ESPAÑA,

as Spanish FleetCo and Spanish Lessor

EXECUTED as a DEED by	)
STUURGROEP FLEET (NETHERLANDS) B.V.	)
SUCURSAL EN ESPAÑA. acting by its duly authorised	)
attorney:	)

/s/ Bryn Cavers-Davies
Name:	Bryn Cavers-Davies
Title:	Authorised Signatory

In the presence of:

Mohammad Torkaman

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 6 of 49 – Stuurgroep Fleet (Netherlands) B.V. Sucursal en España

HERTZ FRANCE S.A.S.

as French OpCo, French Lessee, French Administrator, French Servicer and a Securitisation Company Shareholder

EXECUTED as a DEED by	)
HERTZ FRANCE S.A.S.	)
acting by its duly authorised attorney:	)	/s/ Bryn Cavers-Davies

Bryn Cavers-Davies
Name:		Authorised Signatory
Title:

In the presence of:

Mohammad Torkaman

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 7 of 49 – Hertz France S.A.S.

TMF FRANCE S.A.S.

as TMF SAS

EXECUTED AS A DEED by

TMF FRANCE S.A.S.

acting by its duly authorised

legal representative:

/s/ Alina Jouot Guralnik
Name: Alina Jouot Guralnik	Authorised Signatory
Title: Managing director

In the presence of:

/s/ Jean-Michel Ahuimah
Signature and name of witness

Jean-Michel Ahuimah

1. Hertz 2024 Extension – Amendment Deed – Signature Page 8 of 49 – TMF France S.A.S.

RAC FINANCE S.A.S.
as French FleetCo and French Lessor

EXECUTED as a DEED by		)
RAC FINANCE S.A.S.		)
acting by its duly authorised		)
legal representative:		)

/s/ Alina Jouot Guralnik
Name:	TMF France Management, Chairman Represented by Alina Jouot Guralnik

In the presence of:

Raoul Traver

/s/ Raoul Traver

1. Hertz 2024 Extension – Amendment Deed– Signature Page 9 of 49 – RAC Finance S.A.S.

HERTZ DE ESPAÑA S.L.U
as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer

EXECUTED as a DEED by		)
HERTZ DE ESPAÑA S.L.U.		)
acting by its duly authorised		)
attorney:		)

/s/ Bryn Cavers-Davies
Name:	Bryn Cavers-Davies

In the presence of:

Mohammad Torkaman

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 10 of 49 – Hertz de España S.L.U

HERTZ AUTOVERMIETUNG GMBH
as German OpCo, German Lessee and German Servicer

EXECUTED as a DEED by	)
HERTZ AUTOVERMIETUNG GMBH	)
acting by its duly authorised	)	/s/ Bryn Cavers-Davies
attorney:	)

Bryn Cavers-Davies
Name:	Authorised Signatory

In the presence of:

Mohammad Torkaman

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 11 of 49 – Hertz Autovermietung GmBH

HERTZ FLEET LIMITED
as German FleetCo and German Lessor

SIGNED AND DELIVERED as a DEED )
for and on behalf of )
HERTZ FLEET LIMITED )	/s/ Bryn Cavers-Davies
by its lawfully appointed attorney:	(Attorney signature)
in the presence of:

/s/ Mohammad Torkaman
(Witness' Signature)

Mohammad Torkaman
(Witness' Name)

11 Vine St. Uxbridge UB8 1QE
(Witness' Address)

Treasury Director
(Witness' Occupation)

1. Hertz 2024 Extension – Amendment Deed– Signature Page 12 of 49 – Hertz Fleet Limited

EUROTITRISATION S.A.
acting as FCT Management Company
on behalf of FCT YELLOW CAR

EXECUTED as a DEED by	)
EUROTITRISATION S.A.	)
acting by its duly authorised	)
attorney:	)

/s/ Julien Leleu
Name:	Julien Leleu	Authorised Signatory

In the presence of:

Axelle Faddoul

/s/ Axelle Faddoul
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 13 of 49 – Eurotitrisation S.A.

HERTZ FLEET ITALIANA S.R.L
as Italian Fleet Seller, Italian Administrator and Italian Fleet Servicer

SIGNED AND DELIVERED as a DEED )
for and on behalf of )
HERTZ FLEET ITALIANA S.R.L )	/s/ Bryn Cavers-Davies
by its authorized signatory: )	(Signature)
in the presence of:

/s/ Mohammad Torkaman
(Witness' Signature)

Mohammad Torkaman
(Witness' Name)

11 Vine Street, Uxbridge, UB8 1QE
(Witness' Address)

Treasury Director
(Witness' Occupation)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 14 of 49 – Hertz Fleet Italiana S.R.L

HERTZ ITALIANA S.R.L
as Italian OpCo and Italian Lessee

SIGNED AND DELIVERED as a DEED )
for and on behalf of )
HERTZ ITALIANA S.R.L )	/s/ Bryn Cavers-Davies
by its lawfully appointed attorney: )	(Attorney signature)
in the presence of:

/s/ Mohammad Torkaman
(Witness' Signature)

Mohammad Torkaman
(Witness' Name)

11 Vine Street, Uxbridge, UB8 1QE
(Witness' Address)

Treasury Director
(Witness' Occupation)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 15 of 49 – Hertz Italiana S.R.L

IFM SPV S.R.L.
as Italian FleetCo and Italian Lessor

SIGNED AND DELIVERED as a DEED )
for and on behalf of )
IFM SPV S.R.L. )
by its lawfully appointed attorney: )

/s/ Bryn Cavers-Davies
(Attorney Signature)

Bryn Cavers-Davies
(Attorney Name)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 16 of 49 – IFM SPV S.R.L.

THE HERTZ CORPORATION

as THC and Guarantor

EXECUTED AS A DEED BY THE HERTZ CORPORATION

By:	/s/ Mark E. Johnson

Name: Mark E. Johnson

Title: Vice President and Treasurer

1. Hertz 2024 Extension – Amendment Deed – Signature Page 17 of 49 – The Hertz Corporation

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Administrative Agent, Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED as a DEED by	)
CREDIT AGRICOLE CORPORATE	)
AND INVESTMENT BANK	)
acting by its duly authorised	)
attorneys:	)
/s/ Laurent Haik
(Signature)

Laurent Haik
(Print Name of Attorney)

/s/ Edith Lusson
(Signature)

Edith Lusson
(Print Name of Attorney)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 18 of 49– Credit Agricole Corporate and Investment Bank

MATCHPOINT FINANCE PUBLIC LIMITED COMPANY

as Class A Conduit Investor and Class A Committed Note Purchaser

SIGNED AND DELIVERED
for and on behalf of
and as the deed of
MATCHPOINT FINANCE PUBLIC
LIMITED COMPANY
by its lawfully appointed attorney
in the presence of:
Kevin Downes
Print name of Attorney

/s/ Kevin Downes
Print name of Attorney

/s/ Alessandro Bortolin
(Witness' Signature)

Alessandro Bortolin
(Witness' Name)

8 Stratton Way, Adamstown, Lucan, Co. Dublin
(Witness' Address)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 19 of 49 – Matchpoint Finance Public Limited Company

BNP PARIBAS S.A.

as Class A Funding Agent

EXECUTED as a DEED by	)
BNP PARIBAS S.A.	)
acting by its duly authorised attorney:	)

/s/ Eric Lefol
Signature

Eric Lefol
Print name of attorney

Head of Corporate Securitisation

/s/ Vincent Boyer
Vincent Boyer

Co-Head - Securitisation Portfolio Management

1. Hertz 2024 Extension – Amendment Deed – Signature Page 20 of 49 – BNP Paribas S.A.

DEUTSCHE BANK AG, LONDON BRANCH

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED as a DEED by )
DEUTSCHE BANK AG, LONDON BRANCH )
acting by its duly authorised attorneys )

/s/ Mandeep Chandhok
Name: Mandeep Chandhok

/s/ Hwansoo Lee
Name: Hwansoo Lee

In the presence of:

Natasha Bharucha Deutsche Bank

/s/ Natasha Bharucha
Signature and name of witness

In the presence of:

Natasha Bharucha Deutsche Bank

/s/ Natasha Bharucha
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 21 of 49 – Deutsche Bank AG, London Branch

BARCLAYS BANK PLC

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED as a DEED by )
BARCLAYS BANK PLC )
acting by its duly authorised )
signatory: )

/s/ Gordon Beck
Name: Gordon Beck

In the presence of:

Federico Esposito

/s/ Federico Esposito
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 22 of 49 – Barclays Bank PLC

HSBC CONTINENTAL EUROPE

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED as a DEED by )
HSBC CONTINENTAL EUROPE )
acting by its duly authorised attorneys )

/s/ Guillaume Bouet
Name: Guillaume Bouet

/s/ Edouard de Neyrieu
Name: Edouard de Neyrieu

In the presence of:

Fabrice Garnier

/s/ Fabrice Garnier
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 23 of 49 – HSBC Continental Europe

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.

as Class A Committed Note Purchaser and Class A Conduit Investor

EXECUTED as a DEED by )
MANAGED AND ENHANCED TAP )
(MAGENTA) FUNDING S.T. )
acting by its duly authorised )
attorney: )

/s/ Julien Leleu
Name: Julien Leleu

In the presence of:

Axelle Faddoul

/s/ Axelle Faddoul
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 24 of 49 – Managed and Enhanced TAP (Magenta) Funding S.T.

NATIXIS S.A.

as Class A Funding Agent

EXECUTED as a DEED by
NATIXIS S.A.
acting by its duly authorised
attorney:

/s/ Jean-Baptiste Thiery
Name: Jean-Baptiste Thiery

In the presence of:

Thomas Pons

/s/ Thomas Pons
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed– Signature Page 25 of 49 – Natixis S.A.

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY

as Class A Conduit Investor

SIGNED AND DELIVERED AS A DEED
for and on behalf of
IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY
by its lawfully appointed attorney

/s/ Austin J Meier
Attorney signature

Austin J Meier
Print Attorney Name

In the presence of:

/s/ Charles Daniel Press
Witness Signature

Charles Daniel Press
Print Witness Name

100 Bishopsgate, EC2N 4AA, London UK
Witness Address

Witness Occupation

1. Hertz 2024 Extension – Amendment Deed – Signature Page 26 of 49 – Irish Ring Receivables Purchaser Designated Activity Company

ROYAL BANK OF CANADA, LONDON BRANCH

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED as a DEED by	)
ROYAL BANK OF CANADA,
LONDON BRANCH	)
acting by two duly authorised	)
signatories:	)

/s/ Austin J Meier
(Signature)

Austin J Meier
(Print Name of Authorised Signatory)

/s/ Charles Daniel Press
(Signature)

Charles Daniel Press
(Print Name of Authorised Signatory)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 27 of 49 – Royal Bank of Canada, London Branch

GRESHAM RECEIVABLES (NO. 32) UK LIMITED

as Class A Committed Note Purchaser and Class A Conduit Investor

EXECUTED as a DEED by	)
GRESHAM RECEIVABLES (NO. 32) UK LIMITED	)
acting by its duly authorised	)
attorney:	)

/s/ Thompson Fisher
Name: Thompson Fisher

In the presence of:

Natalia Yanshina

/s/ Natalia Yanshina
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed– Signature Page 28 of 49 – Gresham Receivables (No. 32) UK Limited

LLOYDS BANK PLC

as Class A Funding Agent

EXECUTED as a DEED by	)
LLOYDS BANK PLC	)
acting by its duly authorised	)
signatory:

/s/ Andrew Scott
Name: Andrew Scott

In the presence of:

Michael Hodgson

/s/ Michael Hodgson
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 29 of 49 – Lloyds Bank PLC

EXECUTION AS A DEED

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

as Class A Committed Note Purchaser and Class A Funding Agent

EXECUTED as a DEED by	/s/ Andrei Gozia

as authorised signatory for	Andrei Gozia, Director

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

1. Hertz 2024 Extension – Amendment Deed – Signature Page 30 of 49 – Bank of America Designated Activity Company

HERTZ HOLDINGS NETHERLANDS 2 B.V.

as HHN2, Subordinated Noteholder, Subordinated Note Registrar, Chargor and a Securitisation Company Shareholder

EXECUTED as a DEED by		)
HERTZ HOLDINGS NETHERLANDS 2 B.V.		)
acting by its duly authorised		)
attorney:

/s/ Bryn Cavers-Davies	Bryn Cavers-Davies
Authorised Signatory

In the presence of:

/s/ Mohammad Torkaman
Signature of witness

Mohammad Torkaman
Name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 31 of 49 – Hertz Holdings Netherlands 2 B.V.

EXECUTED as a DEED by	)
HERTZ INTERNATIONAL LIMITED	)
acting by	)
its duly authorised attorney:	)

/s/ Mark E. Johnson
Name: Mark E. Johnson

In the presence of:

/s/ Patrick Kennedy
Signature and name of witness

Patrick Kennedy

1. Hertz 2024 Extension – Amendment Deed – Signature Page 32 of 49 – Hertz International Limited

TMF FRANCE MANAGEMENT S. À.R.L

as TMF Sàrl

EXECUTED AS A DEED by

TMF FRANCE MANAGEMENT S. À.R.L

acting by its duly legal representative:

/s/ Alina Jouot Guralnik
Name:	Alina Jouot Guralnik	Authorised Signatory
Title:	Manager

In the presence of:

/s/ Jean-Michel Ahuimah
Signature and name of witness

Jean-Michel Ahuimah

1. Hertz 2024 Extension – Amendment Deed – Signature Page 33 of 49 – TMF France Management S. À.R.L

BNP PARIBAS S.A., acting through its Securities Services Business, Paris Branch as FCT Registrar, FCT Account Bank and FCT Paying Agent

SIGNED AND DELIVERED for and	)
on behalf of and as the deed of	)
BNP PARIBAS S.A.	)
by its lawfully appointed attorneys:	)

Aude Josesph
Print name of attorney

/s/ Aude Josesph
Signature

Hong Zhang
Print name of attorney

/s/ Hong Zhang
Signature

1. Hertz 2024 Extension – Amendment Deed – Signature Page 34 of 49 – BNP Paribas S.A.

BNP PARIBAS S.A., acting through its Securities Services Business, Paris Branch as FCT Custodian

SIGNED AND DELIVERED for and	)
on behalf of and as the deed of	)
BNP PARIBAS S.A.	)
by its lawfully appointed attorneys:	)

Alexandra Brito Mendes
Print name of attorney

/s/ Alexandra Brito Mendes
Signature

Miora Ravelson
Print name of attorney

/s/ Miora Ravelson
Signature

1. Hertz 2024 Extension – Amendment Deed – Signature Page 35 of 49 – BNP Paribas S.A.

BNP PARIBAS TRUST CORPORATION UK LIMITED

as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee

EXECUTED as a DEED by	)
BNP PARIBAS TRUST	)
CORPORATION UK LIMITED	) /s/ Helen Tricard
acting by its duly authorised signatory	)

Helen Tricard
Signatory

In the presence of:

Andrew Brown

/s/ Andrew Brown
(Witness Name and Signature)

10 Harewood Avenue London NW1 6AA
(Witness' Address)

1. Hertz 2024 Extension – Amendment Deed– Signature Page 36 of 49 – BNP Paribas Trust Corporation UK Limited

BNP PARIBAS S.A.

as French Account Bank

EXECUTED as a DEED by	)
BNP PARIBAS S.A.	)
acting by its duly authorised attorneys:	)

/s/ Benjamin DELHEURE
Signature

Benjamin DELHEURE
Print name of attorney

/s/ Karine Clement
Signature

Karine Clement
Print name of attorney

1. Hertz 2024 Extension – Amendment Deed – Signature Page 37 of 49 – BNP Paribas S.A.

BNP PARIBAS S.A., DUBLIN BRANCH

as Issuer Account Bank and German Account Bank (Irish Branch)

EXECUTED as a DEED by		)
BNP PARIBAS S.A., DUBLIN BRANCH		)

Signature:	/s/ Caroline Carty

Print name:	Caroline Carty

Title:	Director, Global Banking

Signature:	/s/ Greg Duffy

Print name:	Greg Duffy

Title:	Head of Cash Management

1. Hertz 2024 Extension – Amendment Deed – Signature Page 38 of 49 – BNP Paribas S.A., Dublin Branch

BNP PARIBAS S.A., DUBLIN BRANCH

as Italian Notes Custodian

EXECUTED as a DEED by		)
BNP PARIBAS S.A., DUBLIN BRANCH		)

Signature:	/s/ Matt Devaney

Print name:	Matt Devaney

Title:	COO Depositary and Custody

Signature:	/s/ Niall Howley

Print name:	Niall Howley

Title:	Head of Custody

1. Hertz 2024 Extension – Amendment Deed– Signature Page 39 of 49 – BNP Paribas S.A., Dublin Branch

BNP PARIBAS S.A., NETHERLANDS BRANCH

as Dutch Account Bank

SIGNED AND DELIVERED
for and on behalf of and as the deed of
BNP PARIBAS S.A., NETHERLANDS BRANCH
by its lawfully appointed attorneys:	Matijn Van Went
(Print name of Attorney)

/s/ Matijn Van Went
(Signature)

Theo Schrage
(Print Name of Attorney)

/s/ Theo Schrage
(Signature)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 40 of 49 – BNP Paribas S.A., Netherlands Branch

APEX GROUP TRUSTEE SERVICES LIMITED
as Trustee of The Hertz Funding France Trust and Securitisation Company Shareholder

EXECUTED as a DEED by	)
APEX GROUP TRUSTEE SERVICES LIMITED	)
in its capacity as trustee of the Hertz Funding France Trust and	)
Securitisation Company Shareholder acting by its duly	)
authorised signatories	)

/s/ John Pendergast
Name: John Pendergast
Authorised Signatory

/s/ Ana Mae Villaruel
Name: Ana Mae Villaruel
Authorised Signatory

1. Hertz 2024 Extension – Amendment Deed – Signature Page 41 of 49 – Apex Group Trustee Services Limited.

HERTZ EUROPE LIMITED
as Issuer Administrator and German Administrator

EXECUTED as a DEED by
HERTZ EUROPE LIMITED
acting by its duly authorised attorney:

Bryn Cavers-Davies	/s/ Bryn Cavers-Davies
Name:	Authorised Signatory

In the presence of:

Mohammad Torkaman

/s/ Mohammad Torkaman
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 42 of 49 – Hertz Europe Limited

BNP PARIBAS S.A.
as French Lender, Class A Funding Agent and FCT Servicer

SIGNED AND DELIVERED
for and on behalf of and as the deed of
BNP PARIBAS S.A.
by its lawfully appointed attorneys:

/s/ Vincent Boyer
(Signature)

Vincent Boyer
(Print Name of Attorney)

(Signature)

(Print Name of Attorney)

/s/ Eric Lefol
(Signature)

Eric Lefol
(Print Name of Attorney)

(Signature)

(Print Name of Attorney)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 43 of 49 – BNP Paribas S.A.

TMF SFS MANAGEMENT B.V.

as Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator, Spanish Back-Up Administrator and Italian Back-Up Administrator

EXECUTED as a DEED by

TMF SFS MANAGEMENT B.V.

acting by its duly authorised

signatories:

TMF Management B.V. Managing Director	/s/ D.C. Hiebendaal
(Signature)

D.C. Hiebendaal / Attorney-in-Fact A
(Name)

/s/ M. Okić
(Signature)

M. Okić / Attorney-in-Fact B
(Name)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 44 of 49 – TMF SFS Management B.V.

KPMG ADVISORY SAS

as Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator, Spanish Liquidation Co-ordinator and Italian Liquidation Co-ordinator

EXECUTED as a DEED by		)
KPMG ADVISORY SAS		)
acting by its duly authorised		)
attorney:		)

/s/ BONNET, Pascal
Name: BONNET, Pascal	Authorised Signatory

In the presence of:

/s/ DEMEOCQ, Arnaud
Signature and name of witness

DEMEOCQ, Arnaud

1. Hertz 2024 Extension – Amendment Deed – Signature Page 45 of 49– KPMG Advisory SAS

BNP PARIBAS, LUXEMBOURG BRANCH

as Registrar

EXECUTED as a DEED by	)
BNP PARIBAS,	)
LUXEMBOURG BRANCH	)
acting by its duly authorised attorneys:	)

/s/ Aristote LIVADITIS
(Signature)

Aristote LIVADITIS
(Print Name of Attorney)

/s/ Caroline FRERE
(Signature)

Caroline FRERE
(Print Name of Attorney)

1. Hertz 2024 Extension – Amendment Deed – Signature Page 46 of 49 – BNP Paribas, Luxembourg Branch

BANCA FINANZIARIA INTERNAZIONALE S.P.A.

as Italian FleetCo Corporate Services Provider and Italian Master Servicer

EXECUTED as a DEED by
BANCA FINANZIARIA INTERNAZIONALE S.P.A.
acting by its duly authorised
signatories:
/s/ Fabia Mandrelli
(Signature)

Fabia Mandrelli
(Name)

In the presence of:

Ioannis Kyriakopoulos

/s/ Ioannis Kyriakopoulos
Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 47 of 49 – Banca Finanziaria Internazionale S.P.A.

BANCA NAZIONALE DEL LAVORO S.P.A.

as Italian Account Bank

EXECUTED as a DEED by
BANCA NAZIONALE DEL LAVORO S.P.A
acting by its duly authorised
signatories:
/s/ Aristote LIVADITIS
(Signature)

Aristote LIVADITIS
(Name)

/s/ Caroline FRERE
(Signature)

Caroline FRERE
(Name)

In the presence of:

Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 48 of 49 – Banca Nazionale del Lavoro S.P.A.

BNP PARIBAS, ITALIAN BRANCH

as Italian Paying Agent and Italian Payment Account Bank

EXECUTED as a DEED by AL & CF as attorney for
BNP Paribas, Italian Branch
acting by its duly authorised
signatories:
/s/ Aristote LIVADITIS
(Signature)

Aristote LIVADITIS
(Name)

Caroline FRERE
(Signature)

Caroline FRERE
(Name)

In the presence of:

Signature and name of witness

1. Hertz 2024 Extension – Amendment Deed – Signature Page 49 of 49 – BNP Paribas, Italian Branch